Exhibit 4.1

EXECUTION VERSION

FREEPORT-MCMORAN INC.

Company

FREEPORT-MCMORAN OIL & GAS LLC

Guarantor

AND

U.S. BANK NATIONAL ASSOCIATION

Trustee

INDENTURE

Dated as of December 13, 2016

6.125% Senior Notes due 2019

6.50% Senior Notes due 2020

6.625% Senior Notes due 2021

6.75% Senior Notes due 2022

6.875% Senior Notes due 2023

CROSS-REFERENCE TABLE*

Section of Trust Indenture Act of 1939, as amended	Section of Indenture

310(a)	7.09
310(b)	7.08
7.10
311(a)	7.13
311(b)	7.13
312(a)	5.01
5.02(a)
312(b)	5.02(c)
312(c)	5.02(c)
313(a)	5.04(a)
313(b)	5.04(b)
313(c)	5.04(a)
5.04(b)
313(d)	5.04(c)
314(a)	5.03
314(b)	Inapplicable
314(c)	14.06
314(d)	Inapplicable
314(e)	14.06
314(f)	Inapplicable
315(a)	7.01(a)
7.02
315(b)	6.01
315(c)	7.01
315(d)	7.01(b)
315(e)	6.07
316(a)	6.06
8.04
316(b)	6.04
316(c)	8.01
317(a)	6.02
317(b)	4.03
318(a)	14.08

*	This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

i

ARTICLE 8
CONCERNING THE SECURITYHOLDERS

Section 8.01	Evidence of Action by Securityholders	54
Section 8.02	Proof of Execution by Securityholders	55
Section 8.03	Who May be Deemed Owners	55
Section 8.04	Certain Securities Owned by Company Disregarded	56
Section 8.05	Actions Binding on Future Securityholders	56

ARTICLE 9
SUPPLEMENTAL INDENTURES

Section 9.01	Supplemental Indentures Without the Consent of Securityholders	57
Section 9.02	Supplemental Indentures With Consent of Securityholders	58
Section 9.03	Effect of Supplemental Indentures	59
Section 9.04	Securities Affected by Supplemental Indentures	59
Section 9.05	Execution of Supplemental Indentures	59
Section 9.06	Conformity with Trust Indenture Act	60

ARTICLE 10
SUCCESSOR CORPORATION

Section 10.01	Company May Consolidate, Etc., Only on Certain Terms	60
Section 10.02	Successor Substitute	61

ARTICLE 11
DEFEASANCE AND DISCHARGE

Section 11.01	Discharge Of Company’s Obligations	61
Section 11.02	Legal Defeasance	62
Section 11.03	Covenant Defeasance	63
Section 11.04	Application of Trust Money	64
Section 11.05	Repayment to Company	64

ARTICLE 12
IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01	No Recourse	65

ARTICLE 13
GUARANTEE AND SUBSIDIARY GUARANTEES

Section 13.01	Guarantee and Subsidiary Guarantees	65
Section 13.02	Limitation on Liability	68
Section 13.03	Successors and Assigns	68

Appendix A	-	Provisions Relating to Initial Securities and Exchange Securities
Exhibit A-1	-	Form of Initial 2019 Security
Exhibit A-2	-	Form of Initial 2020 Security
Exhibit A-3	-	Form of Initial 2021 Security
Exhibit A-4	-	Form of Initial 2022 Security
Exhibit A-5	-	Form of Initial 2023 Security
Exhibit B-1	-	Form of 2019 Exchange Security
Exhibit B-2	-	Form of 2020 Exchange Security
Exhibit B-3	-	Form of 2021 Exchange Security
Exhibit B-4	-	Form of 2022 Exchange Security
Exhibit B-5	-	Form of 2023 Exchange Security
Exhibit C	-	Form of Guarantee Agreement
Exhibit C	-	Certificate of Beneficial Ownership

INDENTURE, dated as of December 13, 2016 among Freeport-McMoRan Inc., a Delaware corporation (the “Company”), Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company, as guarantor (the “Guarantor”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”):

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Securityholders (as defined herein).

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions of Terms.

The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular. The term “or” as used herein is not exclusive. All other terms used in this Indenture that are defined in the Trust Indenture Act or that are by reference in the Trust Indenture Act defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

“2019 Additional Securities” means 6.125% Senior Notes due 2019 issued under the terms of this Indenture after the Issue Date and in compliance with Section 2.12 (it being understood that any 2019 Securities issued in exchange for or replacement of any Initial 2019 Security issued on the Issue Date, including such 2019 Securities issued pursuant to the 2019 Registration Rights Agreement), shall not be a 2019 Additional Security.

“2019 Registration Rights Agreement” means the Registration Rights Agreement with respect to the Original 2019 Securities, dated as of the date of this Indenture, among the Company, the Guarantor, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as may be amended from time to time, and any similar agreement entered into in connection with any 2019 Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act.

“2019 Securities” means the Initial 2019 Securities and the 2019 Exchange Securities.

“2020 Additional Securities” means 6.50% Senior Notes due 2020 issued under the terms of this Indenture after the Issue Date and in compliance with Section 2.12 (it being understood that any 2020 Securities issued in exchange for or replacement of any Initial 2020 Security issued on the Issue Date, including such 2020 Securities issued pursuant to the 2020 Registration Rights Agreement), shall not be a 2020 Additional Security.

“2020 Registration Rights Agreement” means the Registration Rights Agreement with respect to the Original 2020 Securities, dated as of the date of this Indenture, among the Company, the Guarantor, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as may be amended from time to time, and any similar agreement entered into in connection with any 2020 Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act.

“2020 Securities” means the Initial 2020 Securities and the 2020 Exchange Securities.

“2021 Additional Securities” means 6.625% Senior Notes due 2021 issued under the terms of this Indenture after the Issue Date and in compliance with Section 2.12 (it being understood that any 2021 Securities issued in exchange for or replacement of any Initial 2021 Security issued on the Issue Date, including such 2021 Securities issued pursuant to the 2021 Registration Rights Agreement), shall not be a 2021 Additional Security.

“2021 Registration Rights Agreement” means the Registration Rights Agreement with respect to the Original 2021 Securities, dated as of the date of this Indenture, among the Company, the Guarantor, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as may be amended from time to time, and any similar agreement entered into in connection with any 2021 Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act.

“2021 Securities” means the Initial 2021 Securities and the 2021 Exchange Securities.

“2022 Additional Securities” means 6.75% Senior Notes due 2022 issued under the terms of this Indenture after the Issue Date and in compliance with Section 2.12 (it being understood that any 2022 Securities issued in exchange for or replacement of any Initial 2022 Security issued on the Issue Date, including such 2022 Securities issued pursuant to the 2022 Registration Rights Agreement), shall not be a 2022 Additional Security.

“2022 Registration Rights Agreement” means the Registration Rights Agreement with respect to the Original 2022 Securities, dated as of the date of this Indenture, among the Company, the Guarantor, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as may be amended from time to time, and any similar agreement entered into in connection with any 2022 Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act.

“2022 Securities” means the Initial 2022 Securities and the 2022 Exchange Securities.

“2023 Additional Securities” means 6.875% Senior Notes due 2023 issued under the terms of this Indenture after the Issue Date and in compliance with Section 2.12 (it being understood that any 2023 Securities issued in exchange for or replacement of any Initial 2023 Security issued on the Issue Date, including such 2023 Securities issued pursuant to the 2023 Registration Rights Agreement), shall not be a 2023 Additional Security.

“2023 Registration Rights Agreement” means the Registration Rights Agreement with respect to the Original 2023 Securities, dated as of the date of this Indenture, among the Company, the Guarantor, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as may be amended from time to time, and any similar agreement entered into in connection with any 2023 Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act.

“2023 Securities” means the Initial 2023 Securities and the 2023 Exchange Securities.

“Additional Interest” means, with respect to each series of the Securities, the interest rate increase specified in the second paragraph of Section 2(d) of the Registration Rights Agreement applicable to such series of the Securities.

“Additional Securities” means the 2019 Additional Securities, the 2020 Additional Securities, the 2021 Additional Securities, the 2022 Additional Securities and the 2023 Additional Securities.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Attributable Debt” means the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligation of a lessee for net rental payments during the remaining term of any lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

“Authenticating Agent” means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.09.

“Authorized Newspaper” means a newspaper in the English language or in an official language of the country of publication, customarily printed on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. If, because of temporary suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or impracticable to make any publication of any notice required by this Indenture in the manner herein provided, such publication or other notice in lieu thereof which is made at the written direction of the Company by the Trustee shall constitute a sufficient publication of such notice.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or State law for the relief of debtors.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee of such Board of Directors.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law, executive order or regulation to close.

“Change of Control” means the occurrence of any of the following after the Issue Date:

(i) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries;

(ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of the Company or any of its subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Voting Stock representing more than 50% of the voting power of the Company’s outstanding Voting Stock or of the Voting Stock of any of the Company’s direct or indirect parent companies;

(iii) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing at least a majority of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(iv) the first day on which a majority of the members of the Board of Directors or the board of directors of any of the Company’s direct or indirect parent companies are not Continuing Directors; or

(v) the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control solely because the Company becomes a direct or indirect wholly-owned subsidiary of a holding company if the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction.

“Change of Control Triggering Event” means, with respect to any series of the Securities, (i) the rating of such Securities is lowered by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing on the earlier of (A) the occurrence of a Change of Control and (B) the first public announcement by the Company of any Change of Control (or pending Change of Control), and ending 60 days following consummation of such Change of Control (which Trigger Period shall be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change), and (ii) such Securities are rated below Investment Grade by each of the Rating Agencies on any day during the Trigger Period; provided that a Change of Control Trigger Event shall not be deemed to have occurred in respect of a particular Change of Control if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of or in respect of, the Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event shall be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Commission” means the United States Securities and Exchange Commission and any successor thereto.

“Company” means Freeport-McMoRan Inc., a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article 10, shall also include its successors and assigns.

“Comparable Treasury Issue” means, with respect to Securities to be redeemed, the U.S. Treasury security selected by an Independent Investment Banker as having a maturity most nearly equal to the period from the applicable Redemption Date to the applicable First Call Date, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities; provided if such period is less than one year, then the U.S. Treasury security having a maturity of one year will be used.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (ii) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with U.S. generally accepted accounting principles.

“Continuing Director” means, as of any date of determination, any member of the applicable board of directors who: (i) was a member of such board of directors on the Issue Date or (ii) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered,

which office is located at 8 Greenway Plaza, Suite 1100, Houston, Texas 77046, or such other address as the Trustee may designate from time to time by notice to the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Company).

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Dealer Managers” means J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Dealer Manager Agreement” means with respect to the Original Securities, the Dealer Manager Agreement dated November 29, 2016, among the Company and the Dealer Managers.

“Debt” means indebtedness for money borrowed that in accordance with applicable generally accepted accounting principles would be reflected on the balance sheet of the obligor as a liability as of the date on which Debt is to be determined.

“Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulted Interest” has the meaning assigned to such term in Section 2.02.

“Depositary” means, with respect to Securities of any series, for which the Company shall determine that such Securities shall be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.10.

“Domestic Subsidiary” means a Subsidiary that owns or leases any Principal Property except a Subsidiary (i) that transacts any substantial portion of its business and regularly maintains any substantial portion of its fixed assets outside of the United States or (ii) that is engaged primarily in financing the operation of the Company or its Subsidiaries, or both, outside the United States.

“DTC” means The Depository Trust Company, a New York corporation.

“Event of Default” means, with respect to Securities of a particular series, any event specified in Section 6.01, continued for the period of time, if any, therein designated.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Call Date” means February 1, 2018, in the case of the 2022 Securities, and February 15, 2020, in the case of the 2023 Securities.

“Funded Debt” means Debt that matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Debt.

“FM O&G Debt” means Indebtedness under (a) the 6.125% Senior Notes due 2019, (b) the 6.50% Senior Notes due 2020, (c) the 6.625% Senior Notes due 2021, (d) the 6.75% Senior Notes due 2022 and (e) the 6.875% Senior Notes due 2023, in each case issued by Freeport-McMoRan Oil & Gas LLC pursuant to the indenture dated as of March 13, 2007, as amended or supplemented, among Freeport-McMoRan Oil & Gas LLC, as successor issuer, FCX Oil & Gas LLC, as additional co-issuer, FMSTP Inc., as co-issuer, the Company, as parent guarantor, and Wells Fargo Bank, N.A., as trustee.

“Governmental Obligations” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from any amount payable to the holder of such depositary receipt, or from any amount received by the custodian in respect of the Governmental Obligation, or from any specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

“Guarantee Agreement” means a supplemental indenture to this Indenture, substantially in the form of Exhibit C hereto, pursuant to which a Subsidiary Guarantor guarantees the Company’s obligations with respect to the Securities on the terms provided for in this Indenture.

“Guarantee Requirement” has the meaning assigned to such term in Section 4.11(a).

“Guaranteed Obligations” has the meaning assigned to such term in Section 13.01.

“herein”, “hereof” and “hereunder”, and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Indebtedness” has the meaning assigned to such term in the Term Loan Agreement.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.

“Independent Investment Banker” means J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors, at the Company’s option, or, if such firms or the successors, if any, to such firms, as the case may be, are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Initial 2019 Securities” means (i) the Company’s 6.125% Senior Notes due 2019 issued under this Indenture on the Issue Date and (ii) 2019 Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act, in each case that contain the restrictive legend on Exhibit A-1.

“Initial 2020 Securities” means (i) the Company’s 6.50% Senior Notes due 2020 issued under this Indenture on the Issue Date and (ii) 2020 Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act, in each case that contain the restrictive legend on Exhibit A-2.

“Initial 2021 Securities” means (i) the Company’s 6.625% Senior Notes due 2021 issued under this Indenture on the Issue Date and (ii) 2021 Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act, in each case that contain the restrictive legend on Exhibit A-3.

“Initial 2022 Securities” means (i) the Company’s 6.75% Senior Notes due 2022 issued under this Indenture on the Issue Date and (ii) 2022 Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act, in each case that contain the restrictive legend on Exhibit A-4.

“Initial 2023 Securities” means (i) the Company’s 6.875% Senior Notes due 2023 issued under this Indenture on the Issue Date and (ii) 2023 Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act, in each case that contain the restrictive legend on Exhibit A-5.

“Initial Securities” means, collectively, the Initial 2019 Securities, the Initial 2020 Securities, the Initial 2021 Securities, the Initial 2022 Securities and the Initial 2023 Securities.

“Interest Payment Date”, when used with respect to any installment of interest and Additional Interest, if any, on a Security of a particular series, means the date specified in such Security as the fixed date on which an installment of interest and Additional Interest, if any, with respect to Securities of that series is due and payable.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Issue Date” means December 13, 2016, the date on which the Original Securities were issued under this Indenture.

“Lien” means any mortgage, pledge, lien or other encumbrance.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Offering Memorandum” means the Offering Memorandum and Consent Solicitation Statement dated as of November 29, 2016, related to the exchange offer and consent solicitation of the Company.

“Officers’ Certificate” means a certificate, signed by any two of the President and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Treasurer and any Assistant Treasurer of the Company, provided that at least one such officer is the Chief Financial Officer, the Treasurer or an Assistant Treasurer of the Company, that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 14.06, if and to the extent required by the provisions thereof.

“Opinion of Counsel” means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Trustee, that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 14.06, if and to the extent required by the provisions thereof.

“Original 2019 Securities” means the Company’s 6.125% Senior Notes due 2019 issued on the Issue Date.

“Original 2020 Securities” means the Company’s 6.50% Senior Notes due 2020 issued on the Issue Date.

“Original 2021 Securities” means the Company’s 6.625% Senior Notes due 2021 issued on the Issue Date.

“Original 2022 Securities” means the Company’s 6.75% Senior Notes due 2022 issued on the Issue Date.

“Original 2023 Securities” means the Company’s 6.875% Senior Notes due 2023 issued on the Issue Date.

“Original Securities” means, collectively, the Original 2019 Securities, the Original 2020 Securities, the Original 2021 Securities, the Original 2022 Securities and the Original 2023 Securities.

“Other Senior Debt” means any other unsecured, unsubordinated capital market Indebtedness of the Company ranking on a pari passu basis with the obligations of the Company under this Indenture that is issued in a registered public offering or a private placement transaction (including pursuant to Rule 144A under the Securities Act).

“Outstanding”, when used with reference to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except: (i) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (ii) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as specified in Article 3 or provision satisfactory to the Trustee shall have been made for giving such notice; and (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or securities which shall have been paid, pursuant to the terms of Section 2.06.

“Person” means any individual, corporation, partnership, limited liability company, business trust, association, joint-stock company, joint venture, trust, incorporated or unincorporated organization or government or any agency or political subdivision thereof.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

“Principal Property” means a single oil, gas, metal or other mineral property (other than inventory or receivables), building, structure, concentrator, smelter, refinery, facility or plant, together with the land upon which it stands and the fixtures that are a part of it, owned or leased by the Company or any Domestic Subsidiary which has a net book value in excess of 2.5% of Consolidated Net Tangible Assets other than any oil, gas, metal or other mineral property, building, structure, concentrator, smelter, refinery, facility or plant which, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries as an entirety.

“Rating Agency” means each of Moody’s and S&P; provided that if any of Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency.

“Redemption Date” means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price” means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

“Reference Treasury Dealer” means J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and three additional primary U.S. government securities dealers in New York City (each a “Primary Treasury Dealer”) selected by the Company, and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a primary U.S. government securities dealer in New York City, the Company shall substitute therefor another Primary Treasury Dealer).

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Registration Rights Agreements” means, collectively, the 2019 Registration Rights Agreement, the 2020 Registration Rights Agreement, the 2021 Registration Rights Agreement, the 2022 Registration Rights Agreement and the 2023 Registration Rights Agreement.

“Related Business” means any business which is the same as or related, ancillary or complementary to any of the businesses of the Company as of the Issue Date.

“Responsible Officer” when used with respect to the Trustee means any officer (i) in its corporate trust department or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by such officers, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and (ii) who has direct responsibility for the administration of this Indenture.

“Revolving Credit Agreement” means the revolving credit agreement dated February 14, 2013, among the Company, PT Freeport Indonesia and Freeport-McMoRan Oil & Gas LLC, as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and swingline lender, Bank of America, N.A., as syndication agent and each of the lenders party thereto, as amended and restated pursuant to the Amended and Restated Agreement dated as of February 26, 2016.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Securities” means, collectively, the 2019 Securities, the 2020 Securities, the 2021 Securities, the 2022 Securities and the 2023 Securities.

“Securities Act” means the Securities Act of 1933, as amended.

“Securityholder”, “holder of Securities”, “registered holder”, or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

“Security Register” has the meaning assigned to such term in Section 2.05(b).

“Security Registrar” has the meaning assigned to such term in Section 2.05(b).

“Subsidiary” means any corporation, partnership or other legal entity (i) the accounts of which are consolidated with the Company’s in accordance with U.S. generally accepted accounting principles and (ii) of which, in the case of a corporation, more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests is, at the time, directly or indirectly owned or controlled by the Company or by one or more of the Subsidiaries or by the Company and one or more of the Subsidiaries.

“Subsidiary Guarantee” means the guarantee by a Subsidiary Guarantor of the Company’s obligations with respect to the Securities.

“Subsidiary Guarantor” means each Subsidiary of the Guarantor, if any, that guarantees the Securities after the Issue Date pursuant to the terms of this Indenture.

“Term Loan Agreement” means the term loan agreement dated February 14, 2013, among the Company and Freeport-McMoRan Oil & Gas LLC, as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and each of the lenders from time to time party thereto, as amended and restated pursuant to the Amended and Restated Agreement dated as of February 26, 2016.

“Treasury Rate” means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(159)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the stated maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Company on the third Business Day preceding the Redemption Date.

“Trustee” means U.S. Bank National Association, and, subject to the provisions of Article 7, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, “Trustee” shall mean each such Person. The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in effect at the date of execution of this instrument, except as provided in Section 9.06.

“UCC” means the Uniform Commercial Code, as in effect in each applicable jurisdiction.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

ARTICLE 2

ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01 Form and Dating.

Provisions relating to the Initial Securities and the Exchange Securities are set forth in the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The (a) Original Securities and the Trustee’s certificate of authentication and (b) any Additional Securities (if issued as Transfer Restricted Securities) and the Trustee’s certificate of authentication shall each be substantially in the form of Exhibit A-1 hereto (with respect to the 2019 Securities), Exhibit A-2 hereto (with respect to the 2020 Securities), Exhibit A-3 hereto (with respect to the 2021 Securities), Exhibit A-4 hereto (with respect to the 2022 Securities) and Exhibit A-5 hereto (with respect to the 2023 Securities), each of which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and any Additional Securities issued other than as Transfer Restricted Securities and the Trustee’s certificate of authentication shall each be substantially in the form of Exhibit B-1 hereto (with respect to the 2019 Exchange Securities), Exhibit B-2 hereto (with respect to the 2020 Exchange Securities), Exhibit B-3 hereto (with respect to the 2021 Exchange Securities), Exhibit B-4 hereto (with respect to the 2022 Exchange Securities) and Exhibit B-5 hereto (with respect to the 2023 Exchange Securities), each of which is hereby incorporated in and expressly made a part of this Indenture. The terms of the Securities set forth in the Appendix and Exhibits hereto are part of the terms of this Indenture. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

Section 2.02 Denominations; Provision for Payment.

The Securities shall be issuable as registered Securities without coupons and in the denominations of two thousand U.S. dollars ($2,000) and integral multiples of one thousand U.S. dollars ($1,000) in excess thereof. The Securities of a particular series shall bear interest payable on the dates and at the rate or rates specified with respect to that series. The principal of and the interest and Additional Interest, if any, on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose. Interest and Additional Interest, if any, on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The installment of interest and Additional Interest, if any, on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such installment of interest and Additional Interest, if any. In the event that any Security of a particular series or portion thereof is called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest and Additional Interest, if any, on such Security shall be paid upon presentation and surrender of such Security as provided in Section 3.03.

Any interest and Additional Interest, if any, on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such registered holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

(a) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be transmitted by mail to each Securityholder (to the extent their respective names and addresses appear in the Security Register) or through the facilities of the Depositary, not less than 10 days prior to such special record date. Following such sending of notice of the proposed payment of such Defaulted Interest and the special record date, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

(b) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

The term “regular record date” as used in this Section 2.02 with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean the first day of the month in which an Interest Payment Date established for such series shall occur pursuant to the terms of such Securities, whether or not such date is a Business Day.

Subject to the foregoing provisions of this Section 2.02, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest and Additional Interest, if any, accrued and unpaid, and to accrue, that were carried by such other Security.

Section 2.03 Execution and Authentications.

The Securities shall be executed on behalf of the Company by any two of its officers among the Chief Financial Officer, the Treasurer and an Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries. Signatures may be in the form of a manual or facsimile signature. The Company may use the facsimile signature of any Person who shall have been a Chief Financial Officer, Treasurer or Assistant Treasurer thereof, or of any Person who shall have been a Secretary or Assistant Secretary thereof, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be the Chief Financial Officer, Treasurer or Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company. The Securities may contain such notations, legends or endorsements as are required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder of such Security is entitled to the benefits of this Indenture.

The Trustee shall authenticate and make available for delivery Securities as set forth in the Appendix. On the Issue Date, the Trustee shall authenticate and deliver the Original 2019 Securities, the Original 2020 Securities, the Original 2021 Securities, the Original 2022 Securities and the Original 2023 Securities, and, at any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Additional Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its Chief Financial Officer, Treasurer or any Assistant Treasurer and its Secretary or any Assistant Secretary, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided with, and (subject to Section 7.01) shall be fully protected in relying upon (i) an Officers’ Certificate setting forth the form and terms of the Securities as required pursuant to Section 2.12 and (ii) an Opinion of Counsel stating that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, shall be valid and binding obligations of the Company entitled to the benefits of this Indenture, and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture shall affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

Section 2.04 Registration of Transfer and Exchange.

(a) The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with the Appendix. Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

(b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose a register or registers (herein referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as provided in this Section and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfers of Securities as herein provided shall be appointed as authorized by Board Resolution (the “Security Registrar”).

Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such registered holder’s duly authorized attorney in writing.

(c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.05, Section 3.03(b) and Section 9.04 not involving any transfer.

(d) The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the sending of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such delivery, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption. The provisions of this Section 2.04 are, with respect to any Global Security, subject to Section 2.10 hereof.

Section 2.05 Temporary Securities.

Pending the preparation of Definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the Definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the Definitive Securities of such series. Without unnecessary delay the Company shall execute and shall furnish Definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders thereof), at the office or agency of the Company designated for such purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of Definitive Securities of such series. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as Definitive Securities of such series authenticated and delivered hereunder.

Section 2.06 Mutilated, Destroyed, Lost or Stolen Securities.

In case any temporary or Definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company’s request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant’s Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.07 Cancellation.

All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On written request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.08 Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto, any Authenticating Agent, any paying agent, any Security Registrar and their successors hereunder and the holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

Section 2.09 Authenticating Agent.

So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon written request by the Company shall) terminate the agency of any

Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility in accordance with the provisions of this Section 2.09 of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

Section 2.10 Global Securities.

(a) The Company shall execute and the Trustee shall, in accordance with Section 2.03 and the Appendix, authenticate and deliver, Global Securities with respect to each series of Securities that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Except as otherwise provided in Section 2.10 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary.”

(b) Notwithstanding the provisions of Section 2.04, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.04, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

(c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.10 shall no longer be applicable to the Securities of such series and the Company shall execute, and subject to Section 2.04, the Trustee shall authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, if at any time an event has happened and is continuing, which, after notice or lapse of time, or both would become an Event of Default with respect to a series of the Securities, this Section 2.10 shall no longer be applicable to the Securities of such series and the Company shall execute, and subject to Section 2.04, the Trustee shall authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.10 shall no longer apply to the Securities of such series. In such event the Company shall execute and, subject to Section 2.04, the Trustee, upon receipt of an Officers’ Certificate evidencing such determination by the Company, shall authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.10(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

Section 2.11 CUSIP Numbers, ISIN Numbers, etc.

The Company in issuing the Securities may use “CUSIP”, “ISIN” or “Common Code” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP”, “ISIN” or “Common Code” numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP”, “ISIN” or “Common Code” numbers.

Section 2.12 Issuance of Additional Securities

After the Issue Date, the Company shall be entitled to issue any series of Additional Securities under this Indenture, which series of Additional Securities shall have identical terms as the applicable series of Securities issued on the Issue Date (other than the issue price, the date of the issuance, the payment of interest and Additional Interest, if any, accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest and Additional Interest, if any, following the issue date of such Additional Securities). Any such Additional Securities of a series shall be consolidated and form a single series with the Securities of such series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities of such series are not fungible with the Securities of such series for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities of such series.

With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and an Officers’ Certificate, a copy of each which shall be delivered to the Trustee, the following information:

(a) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

(b) the issue price, the issue date and the CUSIP number of such Additional Securities; and

(c) whether such Additional Securities shall be Initial Securities or shall be issued in the form of Exchange Securities as set forth in Exhibits B-1 hereto (with respect to the 2019 Exchange Securities), Exhibit B-2 hereto (with respect to the 2020 Exchange Securities), Exhibit B-3 hereto (with respect to the 2021 Exchange Securities), Exhibit B-4 hereto (with respect to the 2022 Exchange Securities) and Exhibit B-5 hereto (with respect to the 2023 Exchange Securities).

ARTICLE 3

REDEMPTION OF SECURITIES

Section 3.01 Redemption.

The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms of such Securities and this Indenture.

Section 3.02 Notice of Redemption.

(a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the paragraph of Section 3.04 applicable to such series, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date of that series to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with any such restriction.

Each such notice of redemption shall specify the Redemption Date and the Redemption Price at which Securities of that series are to be redeemed, and shall state the place of payment of the Redemption Price of such Securities to be redeemed, upon presentation and surrender of such Securities, that interest and Additional Interest, if any, accrued to the Redemption Date shall be paid as specified in said notice, that from and after such date interest and Additional Interest, if any, shall cease to accrue. If less than all the Securities of a series are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or if such Securities are not so listed, on a pro rata basis (or, in the case of Global Securities, on as nearly a pro rata basis as possible, subject to the procedures of DTC), by lot or by such method as the Trustee shall deem fair and appropriate. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof shall be issued.

The notice of redemption with respect to a redemption of the 2022 Securities or the 2023 Securities, in whole or in part at the Company’s option at any time or from time to time prior to February 1, 2019, in the case of the 2022 Securities, and prior to February 15, 2020, in the case of the 2023 Securities, at the applicable Make-Whole Price in accordance with the provisions of this Indenture need not set forth the Make-Whole Price but only the manner of calculation thereof. The Company will notify the Trustee of the Make-Whole Price with respect to any redemption promptly after the calculation and the Trustee shall not be responsible for such calculation.

(b) If the Trustee is to provide notice to the holders of Securities in accordance with clause (a) above, for a partial or full redemption, the Company shall give the Trustee at least 45 days’ notice (unless a shorter notice shall be satisfactory to the Trustee) in advance of the Redemption Date as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon, in the case of a partial redemption, the Trustee shall select the Securities to be redeemed as provided in (a) above and that may provide for the selection of a portion or portions (equal to two thousand U.S. dollars ($2,000) and integral multiples of one thousand U.S. dollars ($1,000) in excess thereof) of the principal amount of such Securities of a denomination larger than $2,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed in part.

The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its Chief Financial Officer, Treasurer or an Assistant Treasurer, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail or pursuant to the applicable procedures of DTC that may be required under the provisions of this Section.

Section 3.03 Payment Upon Redemption.

(a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, together with interest and Additional Interest, if any, accrued to the Redemption Date, and interest and Additional Interest, if any, on such Securities or portions of Securities shall cease to accrue on and after the Redemption Date; except that interest and Additional Interest, if any, shall continue to accrue on any such Security or portion thereof with respect to which the Company defaults in the payment of such Redemption Price and accrued interest and Additional Interest, if any. On presentation and surrender of such Securities on or after the Redemption Date at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable Redemption Price for such series, together with interest and Additional Interest, if any, accrued thereon to the Redemption Date (but if the Redemption Date is an Interest Payment Date, the interest and Additional Interest, if any, installment payable on such date shall be payable to the registered holder at the close of business on the applicable regular record date pursuant to Section 2.02).

(b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

(c) On or prior to 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 4.03(b)) an amount of money sufficient to pay the Redemption Price of, and accrued and unpaid interest and Additional Interest, if any, on, all the Securities which are to be redeemed on that date.

Section 3.04 Optional Redemption.

(a) At its option, the Company may redeem the 2019 Securities, in whole or in part, in principal amounts of $2,000 or a whole multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable Redemption Prices determined as set forth in the forms of the 2019 Securities attached hereto as Exhibit A-1 and Exhibit B-1, in accordance with the terms set forth in the 2019 Securities and in accordance with this Article Three.

(b) At its option, the Company may redeem the 2020 Securities, in whole or in part, in principal amounts of $2,000 or a whole multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable Redemption Prices determined as set forth in the forms of the 2020 Securities attached hereto as Exhibit A-2 and Exhibit B-2, in accordance with the terms set forth in the 2020 Securities and in accordance with this Article Three.

(c) At its option, the Company may redeem the 2021 Securities, in whole or in part, in principal amounts of $2,000 or a whole multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable Redemption Prices determined as set forth in the forms of the 2021 Securities attached hereto as Exhibit A-3 and Exhibit B-3, in accordance with the terms set forth in the 2021 Securities and in accordance with this Article Three.

(d) At its option, the Company may redeem the 2022 Securities, in whole or in part, in principal amounts of $2,000 or a whole multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable Redemption Prices determined as set forth in the forms of the 2022 Securities attached hereto as Exhibit A-4 and Exhibit B-4, in accordance with the terms set forth in the 2022 Securities and in accordance with this Article Three.

(e) At its option, the Company may redeem the 2023 Securities, in whole or in part, in principal amounts of $2,000 or a whole multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable Redemption Prices determined as set forth in the forms of the 2023 Securities attached hereto as Exhibit A-5 and Exhibit B-5, in accordance with the terms set forth in the 2023 Securities and in accordance with this Article Three.

ARTICLE 4

CERTAIN COVENANTS

Section 4.01 Payment of Principal, Premium and Interest.

The Company shall duly and punctually pay or cause to be paid the principal of (and premium, if any), interest and Additional Interest, if any, on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

Section 4.02 Maintenance of Office or Agency.

So long as any series of the Securities remains Outstanding, the Company agrees to maintain an office or agency where (i) Securities of that series may be presented for payment (a “paying agent”), (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its Chief Financial Officer, Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

The Company may appoint one or more co-Security Registrars and one or more additional paying agents. The term “Security Registrar” includes any co-registrar and the term “paying agent” includes any additional paying agent. The Company may change any Security Registrar or paying agent without notice to the Securityholders. If the Company shall appoint one or more Security Registrars or paying agents for all or any series of the Securities, other than the Trustee, the Company shall provide written notice signed by its Chief Financial Officer, Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary and delivered to the Trustee of the name and address, and any change in the name or address, of such Security Registrar or paying agent.

The Company hereby initially designates the Corporate Trust Office of the Trustee as such office or agency of the Company for each series in accordance with this Section 4.02, unless another office or agency is designated prior to the time Securities of a series are first issued.

The Company initially appoints the Trustee as Security Registrar and paying agent for each series, unless another Security Registrar or paying agent, as the case may be, of the Company is appointed prior to the time Securities of a series are first issued.

Section 4.03 Paying Agents.

(a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company shall cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

(i) that it shall hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest and Additional Interest, if any, on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

(ii) that it shall give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest and Additional Interest, if any, on the Securities of that series when the same shall be due and payable;

(iii) that it shall, at any time during the continuance of any failure referred to in the preceding paragraph (a)(ii) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

(iv) that it shall perform all other duties of paying agent as set forth in this Indenture.

(b) If the Company shall act as its own paying agent with respect to any series of the Securities, it shall on or before each due date of the principal of (and premium, if any) or interest and Additional Interest, if any, on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest and Additional Interest, if any, so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it shall, prior to each due date of the principal of (and premium, if any) or interest and Additional Interest, if any, on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest and Additional Interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and Additional Interest, if any, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of this action or failure so to act.

(c) Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

Section 4.04 Appointment to Fill Vacancy in Office of Trustee.

The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.05 Compliance with Consolidation Provisions.

The Company shall not, while any of the Securities remain Outstanding, merge or consolidate with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets, to any Person unless the provisions of Article 10 hereof are complied with.

Section 4.06 Limitation on Liens.

The Company shall not, nor shall it permit any Domestic Subsidiary to, incur, issue, assume or guarantee any Debt secured by a Lien upon any Principal Property or on any shares of stock or indebtedness of any Domestic Subsidiary (whether such Principal Property, shares of stock or indebtedness is now owned or hereafter acquired) without in any such case effectively providing that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Domestic Subsidiary ranking equally with the Securities then existing or thereafter created) shall be secured equally and ratably with such Debt for so long as such Debt is so secured, except that the foregoing restrictions shall not apply to:

(i) Liens on property, shares of stock or indebtedness of or guaranteed by any Person existing at the time such Person becomes a Domestic Subsidiary;

(ii) Liens on property existing at the time of acquisition thereof or to secure the payment of all or part of the purchase or construction price of property, or to secure Debt incurred or guaranteed for the purpose of financing all or part of the purchase or construction price of property or the cost of improvements on property, which Debt is incurred or guaranteed prior to, at the time of, or within 180 days after the later of such acquisition or completion of such improvements or construction or commencement of commercial operation of the property;

(iii) Liens in favor of the Company or any Subsidiary;

(iv) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or a Domestic Subsidiary or at the time of a purchase, lease or other acquisition of the property of a Person as an entirety or substantially as an entirety by the Company or a Domestic Subsidiary;

(v) Liens on the Company’s property or that of a Domestic Subsidiary in favor of the United States of America or any State thereof, or any political subdivision thereof, or in favor of any other country, or any political subdivision thereof, or any department, agency or instrumentality of the foregoing, to secure certain payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens (including, but not limited to, Liens incurred in connection with pollution control revenue bond, industrial revenue bond or similar financing);

(vi) Liens imposed by law, for example mechanics’, workmen’s, repairmen’s or other similar Liens arising in the ordinary course of business;

(vii) pledges or deposits under workmen’s compensation or similar legislation or in certain other circumstances;

(viii) Liens in connection with legal proceedings;

(ix) Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, of which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

(x) Liens consisting of restrictions on the use of real property that do not interfere materially with the property’s use;

(xi) Liens existing on the date of this Indenture;

(xii) Liens securing or arising by reason of any netting or set-off arrangement entered into in the ordinary course of banking or other trading activities or Liens over cash accounts securing cash pooling arrangements;

(xiii) Liens securing all or part of the cost of exploring, producing, gathering, transporting, processing, marketing, drilling or developing any of the Company’s or the Company’s Domestic Subsidiaries’ properties, in each case incurred in the ordinary course of a Related Business, or securing indebtedness incurred to provide funds therefor or indebtedness incurred to finance all or part of the cost of acquiring, constructing, altering, improving or repairing any such properties or improvements used in connection with such properties, in each case incurred in the ordinary course of a Related Business, or securing indebtedness incurred to provide funds therefor;

(xiv) Liens reserved in oil, gas or other mineral leases for bonus or rental payments and for compliance with the terms of such leases;

(xv) Liens pursuant to partnership agreements, oil, gas and other mineral leases, farm-out agreements, division orders, contracts for the sale, purchase, exchange or processing of oil, gas or other hydrocarbons, unitization and pooling declarations and agreements, operating agreements, development agreements, area of mutual interest agreements, forward sale agreements, oil and gas delivery obligations, and other agreements which are customary in the oil, gas and other mineral exploration, development and production business and in the business of processing gas and gas condensate production of the extraction of products therefrom, in each case entered into in the ordinary course of business in a Related Business; and

(xvi) any refinancing, extension, renewal or replacement (or successive refinancings, extensions, renewals or replacements), in whole or in part, of any Lien referred to in any of the foregoing clauses that does not increase the Debt secured by such Lien.

Notwithstanding the above, the Company may and any one or more of its Domestic Subsidiaries may, without securing the Securities, incur, issue, assume or guarantee secured Debt which would otherwise be subject to the foregoing restrictions, provided that, after giving effect thereto, the aggregate amount of Debt which would otherwise be subject to the foregoing restrictions then outstanding (not including secured Debt permitted under the foregoing exceptions) plus Attributable Debt relating to sale and leaseback transactions restricted by the provisions of Section 4.07 does not exceed 15% of the Company’s Consolidated Net Tangible Assets.

For the avoidance of doubt, (i) the sale or other transfer of any oil, gas or other minerals in place for a period of time until the purchaser shall realize therefrom a specified amount of money (however determined) or a specified amount of such oil, gas or other minerals; (ii) the sale or other transfer of any oil, gas or other minerals in an amount such that the purchaser shall realize therefrom a specified amount of money (however determined); (iii) the sale or other transfer of any other interest in property of a character commonly referred to as a “production payment”; (iv) any acquisition of any property or assets by the

Company or its Domestic Subsidiaries that is subject to any reservation that creates or reserves for the seller an interest in any oil, gas, metals or other minerals in place or the proceeds from their sale; (v) any conveyance or assignment in which the Company or its Domestic Subsidiaries convey or assign an interest in any oil, gas, metals or other minerals in place or the proceeds from their sale; or (vi) any lien upon any of the Company’s or its Domestic Subsidiaries’ wholly or partially owned or leased property or assets, to secure the payment of the Company’s or its Domestic Subsidiaries’ proportionate part of the development or operating expenses in realizing the oil, gas, metal or other mineral resources of such property, shall not constitute the incurrence of Debt secured by a Lien.

If the Company shall hereafter be required to secure the Securities equally and ratably with any other Debt pursuant to this Section, (i) the Company shall promptly deliver to the Trustee an Officers’ Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel the foregoing covenant has been complied with and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the holders of the Securities so secured.

Section 4.07 Restrictions on Sale and Leaseback Transactions.

(a) The Company or any of its Domestic Subsidiaries shall not enter into a sale and leaseback transaction of any Principal Property (whether now owned or hereafter acquired), unless:

(i) the Company or such Domestic Subsidiary would be entitled under this Indenture to issue, assume or guarantee Debt secured by a Lien upon such Principal Property at least equal in amount to the Attributable Debt in respect of such transaction without equally and ratably securing the Securities, provided that such Attributable Debt shall thereupon be deemed to be Debt subject to the provisions of Section 4.06; or

(ii) within 180 days, an amount in cash not less than the amount of the net proceeds from the sale of the Principal Property leased pursuant to the arrangement is applied to (x) the purchase of other property or assets or (y) the retirement of Funded Debt ranking pari passu with the Securities.

(b) The foregoing restrictions of Section 4.07(a) shall not apply to the following:

(i) a sale and leaseback transaction between the Company and a Domestic Subsidiary or between Domestic Subsidiaries, or that involves the taking back of a lease for a period of less than three years, or

(ii) if, at the time of the sale and leaseback transaction, after giving effect to the transaction, the aggregate amount of Attributable Debt relating to sale and leaseback transactions by the Company or any Domestic Subsidiary (other than transactions permitted by clauses (a) and (b)(i) of this Section 4.07) plus all outstanding secured Debt restricted by the provisions of Section 4.06 above, does not exceed 15% of the Company’s Consolidated Net Tangible Assets.

Section 4.08 Trustee’s Obligations with Respect to the Covenants.

The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in this Article 4.

Section 4.09 Compliance Certificate.

The Company shall deliver to the Trustee within 120 days after the end of each of the Company’s fiscal years, a certificate executed by its principal executive officer, principal financial officer or principal accounting officer, stating, as to his or her knowledge, the Company’s compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and that the Company is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing the nature and status of all such Defaults or Events of Default of which he or she may have knowledge).

Section 4.10 Change of Control.

(a) Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of any series, unless the Company has exercised its right to redeem the applicable series of Securities pursuant to Section 3.04 by giving irrevocable notice to the Trustee in accordance with the Indenture, each Securityholder shall have the right to require the Company to purchase all or a portion of such Securityholder’s Securities of the applicable series pursuant to the offer described in this Section 4.10 (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Securityholders of the applicable series on the relevant record date to receive interest and Additional Interest, if any, due on the relevant Interest Payment Date.

(b) Unless the Company has exercised its right to redeem the applicable series of Securities, within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the applicable series of Securities or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail (or, when the Securities are in the form of Global Securities, to send electronically pursuant to the applicable procedures of DTC), a notice to each holder of the applicable series of Securities, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by law (the “Change of Control Payment Date”). The notice, if sent prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept or cause a third party to accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;

(ii) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Securities pursuant to the Change of Control Offer have been complied with.

(d) The Company shall not be required to make a Change of Control Offer with respect to the applicable series of Securities if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Securities of the applicable series properly tendered and not withdrawn under its offer.

(e) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of the applicable series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of the applicable series, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities by virtue of any such conflict.

Section 4.11 Future Subsidiary Guarantors.

If any Subsidiary of the Guarantor that has not already guaranteed the Securities guarantees or becomes a borrower or guarantor under any obligations pursuant to (i) any FM O&G Debt or any refinancing or replacement thereof or

(ii) any of the Company’s Revolving Credit Agreement, any other bank credit facility of the Company, the Company’s Term Loan Agreement or any Other Senior Debt or, in each case, any refinancing or replacement thereof, then such Subsidiary shall (A) promptly execute and deliver a Guarantee Agreement to the Trustee pursuant to which such Subsidiary shall fully and unconditionally guarantee payment of the Securities on the same terms and conditions as those set forth in this Indenture and (B) deliver to the Trustee an Opinion of Counsel (which may contain customary exceptions) that such Guarantee Agreement complies with the requirements of this Section 4.11 and has been duly authorized, executed and delivered by such Subsidiary of the Guarantor and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary of the Guarantor.

ARTICLE 5

SECURITYHOLDERS LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01 Company to Furnish Trustee Names and Addresses of Securityholders.

The Company shall furnish or cause to be furnished to the Trustee (a) on each regular record date (as defined in Section 2.02) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

Section 5.02 Preservation of Information; Communications with Securityholders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

(b) The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

(c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

Section 5.03 Reports by the Company.

(a) The Company covenants and agrees to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, provided that so long as such filings by the Company are available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System, or any successor system, such filings shall be deemed to have been filed with the Trustee for purposes hereof without any further action required by the Company; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

(b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

(c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

(d) The Company covenants and agrees to transmit by mail to the Securityholders (to the extent their respective names and addresses appear in the Security Register) or through the facilities of the Depositary, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Section 5.04 Reports by the Trustee.

(a) On or before July 15 in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail to the Securityholders (to the extent their respective names and addresses appear in the Security Register) or through the facilities of the Depositary a brief report dated as of the preceding May 15, if and to the extent required under Section 313(a) of the Trust Indenture Act.

(b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

(c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to reasonably promptly notify the Trustee in writing when any Securities become listed on any stock exchange, and of any delisting thereof.

ARTICLE 6

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 6.01 Events of Default.

(a) Whenever used herein with respect to Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing:

(i) the Company defaults in the payment of any installment of interest or Additional Interest, if any, upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

(ii) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise;

(iii) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or the Securities (other than a covenant or agreement that has been expressly included in this Indenture specifically relating to, and solely for the benefit of, one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a “Notice of Default” hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of all series affected by such failure at the time Outstanding;

(iv) the Company or any Subsidiary Guarantor, if any, pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property or (D) makes a general assignment for the benefit of its creditors;

(v) a court of competent jurisdiction enters an order under any Bankruptcy Law that (A) is for relief against the Company or any Subsidiary Guarantor, if any, in an involuntary case, (B) appoints a Custodian of the Company or any Subsidiary Guarantor, if any, for all or substantially all of their respective property, or (C) orders the liquidation of the Company or any Subsidiary Guarantor, and the order or decree remains unstayed and in effect for 90 days; or

(vi) any Subsidiary Guarantee, if any, ceases to be in full force and effect or is declared to be null and void and unenforceable or any Subsidiary Guarantee is found to be invalid or any Subsidiary Guarantor denies its liability under its Subsidiary Guarantee (other than by reason of release of a Subsidiary Guarantor in accordance with the terms of this Indenture).

(b) If an Event of Default described in clauses (a)(i) or (a)(ii) of this Section 6.01 with respect to any series of Securities then Outstanding hereunder occurs and is continuing, then, unless the principal of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of such series and interest and Additional Interest, if any, accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of such series.

If an Event of Default described in clauses (a)(iii) or (a)(vi) of this Section 6.01 with respect to Securities of one or more series then Outstanding hereunder occurs and is continuing, then, except with respect to any such affected series for which the principal of all the Securities thereof shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (all such series voting together as a single class), by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities then Outstanding of such series and interest and Additional Interest, if any, accrued thereon, if any, to be due and payable immediately, and upon such declaration the same shall become immediately due and payable.

If an Event of Default described in clauses (a)(iv) or (a)(v) of this Section 6.01 with respect to Securities of one or more series then Outstanding hereunder occurs and is continuing, the principal (or such specified amount) of and accrued and unpaid interest and Additional Interest, if any, on all Outstanding Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder of Outstanding Securities. At any time after a declaration of acceleration with respect to Securities of any series has been made, and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding Securities of that series may rescind and annul the acceleration if all Events of Default, other than the non-payment of accelerated principal and interest and Additional Interest, if any, with respect to Securities of that series, have been cured or waived as provided in this Indenture.

(c) At any time after the principal of the Securities of any series shall have been declared due and payable as provided in Section 6.01(b), and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of such series then Outstanding (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of this Section 6.01, each such affected series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of this Section 6.01, all such affected series voting together as a single class), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest and Additional Interest, if any, upon all the Securities of such series and the principal of (and premium, if any, on) any and all Securities of such series that shall have become due otherwise than by acceleration (with interest and Additional Interest, if any, upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest and Additional Interest, if any, applied to the Securities of each such series at the rate per annum expressed in the Securities of each such series, respectively, to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

(d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of any such series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the

Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee.

(a) The Company covenants that (i) in case it shall default in the payment of any installment of interest or Additional Interest, if any, on any of the Securities of a series, and such default shall have continued for a period of 30 days, or (ii) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest or Additional Interest, if any, or all of the foregoing, as the case may be, with interest and Additional Interest, if any, upon the overdue principal (and premium, if any) and (to the extent that payment of such interest and Additional Interest, if any, is enforceable under applicable law) upon overdue installments of interest and Additional Interest, if any, at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

(b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.

(c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

(d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.03 Application of Moneys Collected.

Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest or Additional Interest, if any, upon presentation of the Securities of that series, and notation thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest and Additional Interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest (and Additional Interest, if any), respectively;

THIRD: To the Company.

Section 6.04 Limitation on Suits.

No holder of any Security of any series shall have any right by virtue or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (a) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (b) the holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series (in the case of an Event of Default described in Section 6.01(a)(i) or Section 6.01(a)(ii), each such series voting as a separate class, and in the case of an Event of Default described in Section 6.01(a)(iii), Section 6.01(a)(iv), Section 6.01(a)(v) or Section 6.01(a)(vi), all affected series voting together as a single class) or shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (c) such holder or holders shall have offered indemnity satisfactory to the Trustee as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (e) during such 60 day period, the holders of a majority in principal amount of the Securities of such series (voting as provided in clause (b) above) do not give the Trustee conflicting directions with the request.

Notwithstanding anything contained herein to the contrary, any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the Redemption Date), or to institute suit for the enforcement of any such payment on or after such respective dates or Redemption Date, is absolute and unconditional and shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.05 Rights and Remedies Cumulative; Delay or Omission not Waiver.

(a) All powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

(b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 6.06 Control by Securityholders.

The holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to an Event of Default described in Section 6.01(a)(i) or Section 6.01(a)(ii), in which case, each such affected series voting as a separate class), determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of holders of Securities of any other series at the time Outstanding determined in accordance with Section 8.04. Unless otherwise provided under the Trust Indenture Act, subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or other officers of the Trustee, determine that the proceeding so directed could involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to an Event of Default described in Section 6.01(a)(i) or Section 6.01(a)(ii), in which case, each such affected series voting as a separate class), determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein, except a default in the payment of the principal of, or premium, if any, or interest or Additional Interest, if any, on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and Additional Interest, if any, and principal and any premium has been deposited with the Trustee (in accordance with Section 6.01(c)). Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07 Undertaking to Pay Costs.

All parties to this Indenture agree, and each holder of any Securities by such holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest or Additional Interest, if any, on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

ARTICLE 7

CONCERNING THE TRUSTEE

Section 7.01 Certain Duties and Responsibilities of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived) and is actually known to a Responsible Officer of the Trustee, the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

(A) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(B) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming on their face to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy or mathematical calculations or other facts stated therein);

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Securityholders provided to the Trustee in accordance with Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of such series;

(iv) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is ground for believing that the repayment of such funds or liability is not assured to it under the terms of this Indenture or indemnity satisfactory to the Trustee against such risk is not assured to it; and

(v) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee shall be subject to the requirements of the Trust Indenture Act.

Section 7.02 Certain Rights of Trustee.

Except as otherwise provided in Section 7.01:

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company, by any two of the Chief Financial Officer, the Secretary, an Assistant Secretary, the Treasurer and an Assistant Treasurer thereof (unless other evidence in respect thereof is specifically prescribed herein);

(c) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby;

(e) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified in connection with the performance of its duties under this Indenture shall extend (i) to the Trustee, serving in any capacity hereunder, including without limitation, in the capacity of Security Registrar or paying agent, and (ii) to the Trustee’s officers, directors, agents and employees. Such immunities and protections and right to indemnification, together with the Trustee’s right to compensation, shall survive the Trustee’s resignation or removal, discharge of this Indenture and final payment of the Securities;

(j) the Trustee may request that the Company deliver a certificate setting forth the names of individuals or titles of officers authorized at such time to take specified actions pursuant to this Indenture;

(k) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(l) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may require of the Company information as to the performance of the covenants, conditions and agreements contained herein.

Section 7.03 Trustee not Responsible for Recitals or Issuance or Securities.

(a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

(b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

(c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent other than the Trustee.

Section 7.04 May Hold Securities.

The Trustee, any Authenticating Agent, any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

Section 7.05 Moneys Held in Trust.

Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company in writing to pay thereon.

Section 7.06 Compensation and Reimbursement.

(a) The Company covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company, and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence or willful misconduct. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability, claim, damage or expense arising out of or in connection with the acceptance or administration of its duties, or the exercise or failure to exercise any of its rights or remedies, under this Indenture, including the costs and expenses of defending itself against any claim of liability, except any such loss, liability, claim, damage or expenses which has been found by a court of competent jurisdiction to have been incurred by the Trustee’s own negligence or willful misconduct.

(b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities. The benefits of this Section 7.06 shall survive the termination of this Indenture.

(c) When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 7.07 Reliance on Officers’ Certificate.

Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may in good faith be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it in good faith reliance thereon under the provisions of this Indenture.

Section 7.08 Disqualification; Conflicting Interests.

If the Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 7.09 Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation or national association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

Section 7.10 Resignation and Removal; Appointment of Successor.

(a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), to the Securityholders (to the extent their respective names and addresses appear in the Security Register) or through the facilities of the Depositary. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b) In case at any time any one of the following shall occur:

(i) the Trustee shall fail to comply with the provisions of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months;

(ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

(iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, unless the Trustee’s duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11. Notwithstanding replacement of the Trustee pursuant to this Section 7.10, the Company’s obligations under Section 7.06 shall continue for the benefit of a retiring Trustee.

(e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

Section 7.11 Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder; provided that all sums owing to the Trustee hereunder have been paid, and subject to the lien provided for in Section 7.06(b).

(b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates; provided that all sums owing to the Trustee with respect to the Securities or those series to which the appointment of such successor trustee relates have been paid, and subject to the lien provided for in Section 7.06(b).

(c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

(e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail to the Securityholders (to the extent their respective names and addresses appear in the Security Register) or through the facilities of the Depositary. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

Section 7.12 Merger, Conversion, Consolidation or Succession to Business.

Any corporation or national association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.13 Preferential Collection of Claims Against the Company.

The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

ARTICLE 8

CONCERNING THE SECURITYHOLDERS

Section 8.01 Evidence of Action by Securityholders.

Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of one or more series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of such series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of the relevant series in person or by agent or proxy appointed in writing.

If the Company shall solicit from the Securityholders of one or more series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers’ Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of the relevant series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of the relevant series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 8.02 Proof of Execution by Securityholders.

Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof shall not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

(a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

(b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

(c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

Section 8.03 Who May be Deemed Owners.

Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.02) interest and Additional Interest, if any, on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

Section 8.04 Certain Securities Owned by Company Disregarded.

In determining whether the holders of the requisite aggregate principal amount of Securities of one or more series have concurred in any direction, consent or waiver under this Indenture, the Securities of such series that are owned by the Company or any other obligor on the Securities of that series or by any Person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 8.05 Actions Binding on Future Securityholders.

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of one or more series specified in this Indenture in connection with such action, any holder of a Security of any such series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of one or more series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of such series.

ARTICLE 9

SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures Without the Consent of Securityholders.

In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

(a) to cure any ambiguity, defect, or inconsistency herein, in the Securities of any series;

(b) to comply with Article 10;

(c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(d) to add to the covenants of the Company or any Subsidiary Guarantor, if any, for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or any Subsidiary Guarantor, if any;

(e) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

(f) to make any change that does not adversely affect the rights of any Securityholder in any material respect;

(g) to add or release a Subsidiary Guarantor as required or permitted by this Indenture;

(h) to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;

(i) to provide for the issuance of Exchange Securities or Additional Securities, each in accordance with this Indenture; or

(j) to conform the text of this Indenture, any series of Securities or any Subsidiary Guarantee to any provision contained in the Offering Memorandum under the heading “Description of the New Notes” to the extent that such provision in the “Description of the New Notes” was intended to be a verbatim recitation of a provision of this Indenture, any such series of Securities or such Subsidiary Guarantee.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02 Supplemental Indentures With Consent of Securityholders.

With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series affected by such supplemental indenture or indentures at the time Outstanding (all such series voting together as a single class), the Company, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby:

(a) reduce the rate of or extend the time for payment of interest or Additional Interest, if any, on any Security;

(b) reduce the principal of or extend the fixed maturity of any Securities of any series;

(c) reduce any premium payable upon the redemption of any Security;

(d) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or this Indenture other than in accordance with the terms of this Indenture; or

(e) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement.

It shall not be necessary for the consent of the Securityholders of the series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.03 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture pursuant to the provisions of this Article, Section 4.11 or Section 10.01, this Indenture shall, with respect to the relevant series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04 Securities Affected by Supplemental Indentures.

Following the execution, authentication and delivery of a supplemental indenture pursuant to the provisions of this Article or of Section 10.01, the Securities of any series affected thereby may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall determine that it is necessary or desirable, new Securities of such series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

Section 9.05 Execution of Supplemental Indentures.

Upon the request of the Company, accompanied by its Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, shall be provided with an Officers’ Certificate and Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit a notice, setting forth in general terms the substance of such supplemental indenture, by mail to the Securityholders (to the extent their respective names and addresses appear in the Security Register) or through the facilities of the Depositary. Any failure of the Trustee to send such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.06 Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

ARTICLE 10

SUCCESSOR CORPORATION

Section 10.01 Company May Consolidate, Etc., Only on Certain Terms.

The Company shall not merge or consolidate with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets to, any Person, unless:

(a) the Company is the surviving Person or the successor Person (if other than the Company) is organized and validly existing under the laws of any U.S. domestic jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on all the Securities and the performance or observance of all of the covenants, conditions and obligations of this Indenture on the part of the Company to be performed or observed;

(b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 10.02 Successor Substitute.

Upon any merger or consolidation of the Company with or into, or any sale, conveyance, transfer or lease of all or substantially all of its properties and assets to, any Person in accordance with Section 10.01 above, the successor Person (if other than the Company) formed by such merger or consolidation or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Securities.

ARTICLE 11

DEFEASANCE AND DISCHARGE

Section 11.01 Discharge Of Company’s Obligations. Except as otherwise provided in this Section 11.01, the Company may terminate its obligations under the Securities of any series and this Indenture with respect to the Securities of such series if:

(a) all Securities of such series previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 2.06 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 11.05) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

(b) (i) the Securities of such series are scheduled to mature within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (ii) the Company irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the holders of such Securities, money or Governmental Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment and after payment of all Federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by the Company hereunder, and (iii) the Company delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

With respect to the foregoing clause (a), only the Company’s obligations under Sections 7.06 and 11.05 in respect of the Securities of such series shall survive. With respect to the foregoing clause (b), only the Company’s obligations in Sections 2.02, 2.04, 2.06, 4.01, 4.02, 4.03 and 7.10 in respect of the Securities of such series shall survive until such Securities of such series are no longer Outstanding. Thereafter, only the Company’s obligations in Sections 7.06 and 11.05 in respect of the Securities of such series shall survive such satisfaction and discharge. After any such irrevocable deposit, the Trustee shall acknowledge in writing the discharge of the Company’s obligations under the Securities of such series and this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

Section 11.02 Legal Defeasance. Except as provided below, the Company shall be deemed to have paid and shall be discharged from any and all obligations in respect of the Securities of any series and the provisions of this Indenture (and the Trustee, at the expense of the Company, shall execute instruments in form and substance satisfactory to the Company and the Trustee acknowledging the same) if the following conditions shall have been satisfied:

(a) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the holders of the Securities of such series, for payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of such series, money or Governmental Obligations or a combination thereof sufficient (unless such funds consist solely of money), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee without consideration of any reinvestment and after payment of all Federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of (and premium, if any) and interest and Additional Interest, if any, on the Outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

(b) such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

(c) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

(d) the Company has delivered to the Trustee (i) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the holders of the Securities of such series shall not recognize income, gain or loss for Federal income tax purposes as a result of the Company’s exercise of its option under this Section 11.02 and shall be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above and based upon a change in law and (ii) an Opinion of Counsel, subject to customary assumptions and qualifications, to the effect that the holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC; and

(e) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 11.02 of the Securities of such series have been complied with.

The Company’s obligations in Sections 2.02, 2.04, 2.06, 4.01, 4.02, 4.03 and 7.10 with respect to the Securities of such series shall survive until such Securities are no longer Outstanding. Thereafter, only the Company’s obligations in Sections 7.06 and 11.05 shall survive.

Section 11.03 Covenant Defeasance. The Company may omit to comply with any term, provision or condition set forth in Sections 4.05, 4.06, 4.07 or 4.09, and such omission shall be deemed not to be an Event of Default under clause (a)(iii) of Section 6.01, with respect to the Outstanding Securities of such series if:

(a) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the holders of Securities of such series, for payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of such series, money or Governmental Obligations or a combination thereof in an amount sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all Federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of (and premium, if any) and accrued interest and Additional Interest, if any, on the Outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

(b) such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

(c) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

(d) the Company has delivered to the Trustee an Opinion of Counsel, subject to customary assumptions and qualifications, to the effect that (i) the holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC and (ii) such holders shall not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and shall be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

(e) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section 11.03 of the Securities of such series have been complied with.

Section 11.04 Application of Trust Money. Subject to Section 11.05, the Trustee or paying agent shall hold in trust money or Governmental Obligations deposited with it pursuant to Section 11.01, 11.02 or 11.03, as the case may be, in respect of the Securities of any series and shall apply the deposited money and the proceeds from deposited Governmental Obligations in accordance with the Securities of such series and this Indenture to the payment of principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Governmental Obligations deposited pursuant to Section 11.01, 11.02 or 11.03, as the case may be, or the principal and interest and Additional Interest, if any, received in respect thereof, other than any such tax, fee or other charge that by law is for the account of the Securityholders.

Section 11.05 Repayment to Company. Subject to Sections 7.05, 7.06, 11.01, 11.02 and 11.03, the Trustee and the paying agent shall promptly pay to the Company upon request set forth in an Officers’ Certificate any money held by them at any time and not required to make payments hereunder and thereupon shall be relieved from all liability with respect to such money. Subject to applicable escheat or abandoned property laws, the Trustee and the paying agent shall pay to the Company upon written request any money held by them and required to make payments under this Indenture that remains unclaimed for two years; provided that the Trustee or such paying agent before being required to make any such payment to the Company shall cause, at the written request of the Company, to be published at the expense of the Company once in an Authorized Newspaper or mail to each Securityholder entitled to such money at such Securityholder’s address (as set forth in the register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining shall be repaid to the Company. After payment to the Company, Securityholders entitled to such money must look to the Company for payment as unsecured general creditors unless an abandoned property law designates another Person, and all liability of the Trustee and such paying agent with respect to such money shall cease.

ARTICLE 12

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01 No Recourse.

No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

ARTICLE 13

GUARANTEE AND SUBSIDIARY GUARANTEES

Section 13.01 Guarantee and Subsidiary Guarantees.

(a) Each of the Guarantor and each Subsidiary Guarantor hereby jointly and severally irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, to each Securityholder and to the Trustee and its successors and assigns (i) the full and punctual payment when due, whether at fixed maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under this Indenture (including obligations to the Trustee) and the Securities, whether for payment of principal of, interest on or Additional Interest, if any, in respect of the Securities and all other monetary obligations of the Company under this Indenture and the Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for fees, expenses, indemnification or otherwise under this Indenture and the Securities (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”). Each of the Guarantor and each Subsidiary

Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantor and each Subsidiary Guarantor, and that the Guarantor and each Subsidiary Guarantor shall remain bound under this Article 13 notwithstanding any extension or renewal of any Guaranteed Obligation.

(b) Each of the Guarantor and each Subsidiary Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each of the Guarantor and each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of the Guarantor and each Subsidiary Guarantor hereunder shall not be affected by (i) the failure of any Securityholder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise, (ii) any extension or renewal of any thereof, (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement, (iv) the failure of any Securityholder or Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations or (v) any change in the ownership of the Guarantor or such Subsidiary Guarantor.

(c) Each of the Guarantor and each Subsidiary Guarantor hereby waives any right to which it may be entitled to have the assets of the Company first be used and depleted as payment of the Company’s, the Guarantor’s or each Subsidiary Guarantor’s obligations hereunder prior to any amounts being claimed from or paid by the Guarantor and each Subsidiary Guarantor hereunder. Each of the Guarantor and each Subsidiary Guarantor hereby waives any right to which it may be entitled to require that the Company be sued prior to an action being initiated against the Guarantor and each Subsidiary Guarantor.

(d) Each of the Guarantor and each Subsidiary Guarantor further agrees that its guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Securityholder or the Trustee to any security held for payment of the Guaranteed Obligations.

(e) Except as expressly set forth in Sections 11.02, 13.02 and 13.06, the obligations of the Guarantor and each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor and each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Securityholder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor and each Subsidiary Guarantor or would otherwise operate as a discharge of the Guarantor and each Subsidiary Guarantor as a matter of law or equity.

(f) Subject to Section 13.06, each of the Guarantor and each Subsidiary Guarantor agrees that its guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest or Additional Interest, if any, on any Guaranteed Obligation is rescinded or must otherwise be restored by any Securityholder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

(g) In furtherance of the foregoing and not in limitation of any other right which any Securityholder or the Trustee has at law or in equity against the Guarantor and each Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest or Additional Interest, if any, on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each of the Guarantor and each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Securityholders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest and Additional Interest, if any, on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the Securityholders and the Trustee.

(h) Each of the Guarantor and each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. Each of the Guarantor and each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Securityholders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of the guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor and each Subsidiary Guarantor for the purposes of this Section 13.01.

(i) Each of the Guarantor and each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee or any Securityholder in enforcing any rights under the guarantee.

(j) Upon request of the Trustee, the Guarantor and each Subsidiary Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 13.02 Limitation on Liability.

Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by the Guarantor and each Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to the Guarantor and each Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

Section 13.03 Successors and Assigns.

This Article 13 shall be binding upon each of the Guarantor and each Subsidiary Guarantor and its respective successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

Section 13.04 No Waiver.

Neither a failure nor a delay on the part of either the Trustee or the Securityholders in exercising any right, power or privilege under this Article 13 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Securityholders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 13 at law, in equity, by statute or otherwise.

Section 13.05 Modification.

No modification, amendment or waiver of any provision of this Article 13, nor the consent to any departure by the Guarantor or a Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor or a Subsidiary Guarantor in any case shall entitle the Guarantor or a Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

Section 13.06 Release of the Guarantor or the Subsidiary Guarantor.

(a) The Guarantor or a Subsidiary Guarantor, as the case may be, shall be released from its obligations under this Article 13 (other than any obligation that may have arisen under Section 13.07) upon:

(i) (A) the sale, transfer or other disposition of the Guarantor or such Subsidiary Guarantor, as the case may be (including by way of merger or consolidation or the sale of all or substantially all of the Guarantor’s or such Subsidiary Guarantor’s equity interests or assets, as the case may be) to a Person that is not (either before or after giving effect to such transaction) the Company, a Subsidiary of the Company or an Affiliate of the Company;

(B) the Guarantor or such Subsidiary Guarantor, as the case may be, no longer (1) having any obligations in respect of any FM O&G Debt or any refinancing or replacement thereof and (2) guaranteeing any obligations of the Company in respect of (and no longer being a co-borrower under) any of the Company’s Revolving Credit Agreement, the Company’s Term Loan Agreement or Other Senior Debt or, in each case, any refinancing or replacement thereof, and being released or discharged from each guarantee granted by the Guarantor or such Subsidiary Guarantor, as the case may be, with respect to all of such indebtedness other than obligations arising under the Indenture and the Securities issued under the Indenture, except discharges or releases by, or as a result of payment under, such guarantees; or

(C) the discharge of the Company’s obligations under this Indenture in accordance with the terms of this Indenture; and

(ii) the Guarantor or such Subsidiary Guarantor, as the case may be, delivering to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions provided for in this Indenture relating to such transaction have been complied with.

At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release pursuant to this Section 13.06 (in the form provided by the Company).

Section 13.07 Execution of Guarantee Agreement for Future Subsidiary Guarantors.

Each Subsidiary that is required to become a Subsidiary Guarantor pursuant to Section 4.11 shall execute and deliver to the Trustee a Guarantee Agreement pursuant to which such Subsidiary shall become a Subsidiary Guarantor under this Article 13 and shall guarantee the Guaranteed Obligations.

Section 13.08 Non-Impairment.

The failure to endorse a Subsidiary Guarantee on any Security shall not affect or impair the validity thereof.

Section 13.09 Contribution.

Each Subsidiary Guarantor that makes a payment under its Subsidiary Guarantee shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor’s pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with U.S. generally accepted accounting principles.

ARTICLE 14

MISCELLANEOUS PROVISIONS

Section 14.01 Effect on Successors and Assigns.

All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

Section 14.02 Actions by Successor.

Any act or proceeding which by any provision of this Indenture is authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

Section 14.03 Surrender of Company Powers.

The Company, by an instrument in writing executed by 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee, may surrender any of the powers reserved to the Company under this Indenture, including any supplemental indenture hereto, and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

Section 14.04 Notices.

Except as otherwise expressly provided herein any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: Freeport-McMoRan Inc., 333 North Central Avenue, Phoenix, Arizona, 85004-2189. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

Section 14.05 Governing Law.

This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

Section 14.06 Compliance Certificates and Opinions.

(a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

(b) Each certificate and opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (i) a statement that the Person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 14.07 Payments on Business Days.

In any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest (and Additional Interest, if any) or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest or Additional Interest, if any, shall accrue for the period after such nominal date.

Section 14.08 Conflict with Trust Indenture Act.

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of the Trust Indenture Act, such mandatory requirement shall prevail, and all such mandatory requirements of the Trust Indenture Act are incorporated by reference in and made a part of this Indenture.

Section 14.09 Counterparts.

This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or .pdf transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or .pdf shall be deemed to be their original signatures for all purposes.

Section 14.10 Separability.

In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 14.11 Assignment.

The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

Section 14.12 Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 14.13 Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

FREEPORT-MCMORAN INC.

/s/ Kathleen L. Quirk
Name:	Kathleen L. Quirk
Title:	Executive Vice President, Chief Financial Officer & Treasurer

FREEPORT-MCMORAN OIL & GAS LLC, as Guarantor

By:	/s/ Kathleen L. Quirk
	Name:	Kathleen L. Quirk
	Title:	Executive Vice President & Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Steven A. Finklea
	Name:	Steven A. Finklea
	Title:	Vice President

APPENDIX A

PROVISIONS RELATING TO INITIAL SECURITIES

AND EXCHANGE SECURITIES

1. Definitions

1.1 Definitions

Capitalized terms used in this Appendix A and not otherwise defined shall have the meanings provided in this Indenture. For the purposes of this Appendix A and this Indenture as a whole, the following terms shall have the meanings indicated below:

“2019 Exchange Securities” means (a) the 6.125% Senior Notes due 2019 issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the 2019 Registration Rights Agreement and (b) 2019 Additional Securities, if any, issued pursuant to a registration statement filed with the Commission under the Securities Act.

“2020 Exchange Securities” means (a) the 6.50% Senior Notes due 2020 issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the 2020 Registration Rights Agreement and (b) 2020 Additional Securities, if any, issued pursuant to a registration statement filed with the Commission under the Securities Act.

“2021 Exchange Securities” means (a) the 6.625% Senior Notes due 2021 issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the 2021 Registration Rights Agreement and (b) 2021 Additional Securities, if any, issued pursuant to a registration statement filed with the Commission under the Securities Act.

“2022 Exchange Securities” means (a) the 6.75% Senior Notes due 2022 issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the 2022 Registration Rights Agreement and (b) 2022 Additional Securities, if any, issued pursuant to a registration statement filed with the Commission under the Securities Act.

“2023 Exchange Securities” means (a) the 6.875% Senior Notes due 2023 issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the 2023 Registration Rights Agreement and (b) 2023 Additional Securities, if any, issued pursuant to a registration statement filed with the Commission under the Securities Act.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Certificate of Beneficial Ownership” means a certificate substantially in the form of Exhibit D hereto.

“Clearstream” means Clearstream Banking, société anonyme, or any successor securities clearing agency.

“Definitive Security” means a certificated Initial Security or Exchange Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

“Exchange Securities” means, collectively, the 2019 Exchange Securities, the 2020 Exchange Securities, the 2021 Exchange Securities, the 2022 Exchange Securities and the 2023 Exchange Securities.

“Euroclear” means the Euroclear Clearance System or any successor securities clearing agency.

“Global Securities Legend” means the legend set forth under that caption in Exhibit A-1 to this Indenture (with respect to the 2019 Securities), Exhibit A-2 to this Indenture (with respect to the 2020 Securities), Exhibit A-3 to this Indenture (with respect to the 2021 Securities), Exhibit A-4 to this Indenture (with respect to the 2022 Securities) and Exhibit A-5 to this Indenture (with respect to the 2023 Securities).

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registered Exchange Offer” means an offer by the Company, pursuant to a Registration Rights Agreement, to certain Securityholders of Initial Securities, to issue and deliver to such Securityholders, in exchange for their Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Securities” means all Initial Securities offered and sold outside the United States in reliance on Regulation S.

“Restricted Period”, with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) the Issue Date with respect to such Securities.

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“Restricted Securities Legend” means the legend set forth in Section 2.3(e)(i) herein.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Securities” means all Initial Securities offered and sold to QIBs in reliance on Rule 144A.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.

“Shelf Registration Statement” means a shelf registration statement filed by the Company in connection with the offer and sale of Initial Securities pursuant to a Registration Rights Agreement.

“Temporary Regulation S Legend” means the additional legend set forth in Section 2.3(e)(i) herein applicable to each Temporary Regulation S Global Security.

“Transfer Restricted Securities” means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

1.2 Other Definitions

Term:	Defined in Section:

“Agent Members”	2.1(c)
“Global Security”	2.1(b)(iii)
“Permanent Regulation S Global Security”	2.1(b)(ii)(1)
“Regulation S Global Security”	2.1(b)(ii)(1)
“Rule 144A Global Security”	2.1(b)(i)
“Temporary Regulation S Global Security”	2.1(b)(ii)

2. The Securities

2.1 Form and Dating

(a) The Initial Securities issued on the Issue Date shall be exchanged by the Company pursuant to the Dealer Manager Agreement only to (1) QIBs in reliance on Rule 144A and (2) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S. Additional Securities offered after the Issue Date may be offered and sold by the Company from time to time pursuant to one or more purchase agreements or underwriting agreements in accordance with applicable law.

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(b) Global Securities.

(A) Rule 144A Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the “Rule 144A Global Security”), without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture.

(B) Regulation S Securities shall be issued initially in the form of one or more global Securities that bear the Temporary Regulation S Legend (the “Temporary Regulation S Global Security”), without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture.

(1) An owner of a beneficial interest in a Temporary Regulation S Global Security (or a Person acting on behalf of such an owner) may provide to the Trustee (and the Trustee will accept) a duly completed Certificate of Beneficial Ownership at any time after the Restricted Period (it being understood that the Trustee will not accept any such certificate during the Restricted Period). Promptly after acceptance of a Certificate of Beneficial Ownership with respect to such a beneficial interest, the Trustee will cause such beneficial interest to be exchanged for an equivalent beneficial interest in a permanent Regulation S global Security (the “Permanent Regulation S Global Security” and, together with the Temporary Regulation S Global Security, the “Regulation S Global Securities”), and will (x) permanently reduce the principal amount of such Temporary Regulation S Global Security by the amount of such beneficial interest and (y) increase the principal amount of such Permanent Regulation S Global Security by the amount of such beneficial interest.

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(2) Notwithstanding clause (1) above, if after the Restricted Period any Dealer Manager owns a beneficial interest in a Temporary Regulation S Global Security, such Dealer Manager may, upon written request to the Trustee accompanied by a certification as to its status as a distributor, as defined under Regulation S, exchange such beneficial interest for an equivalent beneficial interest in a Permanent Regulation S Global Security, and the Trustee will comply with such request and will (x) permanently reduce the principal amount of such Temporary Regulation S Global Security by the amount of such beneficial interest and (y) increase the principal amount of such Permanent Regulation S Global Security by the amount of such beneficial interest.

(C) Beneficial ownership interests in a Regulation S Global Security shall not be exchangeable for interests in the Rule 144A Global Security or any other Security without a Restricted Securities Legend until the expiration of the Restricted Period. The Rule 144A Global Security and the Regulation S Global Security are each referred to herein as a “Global Security” and are collectively referred to herein as “Global Securities”, provided, that the term “Global Security” when used in Sections 2.1(c), 2.3(g)(i), 2.3(h)(i) and 2.4 shall also include any Security in global form issued in connection with a Registered Exchange Offer. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee and on the schedules thereto as hereinafter provided.

(c) Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Security deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 2.2 and pursuant to a written order of the Company signed by its Chief Financial Officer, Treasurer or any Assistant Treasurer and its Secretary or any Assistant Secretary, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Securities Custodian.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company,

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the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

(d) Definitive Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of certificated Securities.

2.2 Authentication. The Trustee shall authenticate and deliver (a) on the Issue Date, an aggregate principal amount of $177,168,000 6.125% Senior Notes due 2019, $551,909,000 6.50% Senior Notes due 2020, $227,640,000 6.625% Senior Notes due 2021, $403,019,000 6.75% Senior Notes due 2022 and $726,518,000 6.875% Senior Notes due 2023, (b) subject to the terms of this Indenture (including Section 4.03 hereof), any Additional Securities for an original issuance specified in a written order of the Company pursuant to Section 2.03 of this Indenture and (c) the Exchange Securities for issue only in a Registered Exchange Offer pursuant to a Registration Rights Agreement and for a like principal amount of Initial Securities exchanged pursuant thereto. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities or Exchange Securities.

2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Security Registrar with a request:

(i) to register the transfer of such Definitive Securities; or

(ii) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

(1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Securityholder thereof or his attorney duly authorized in writing; and

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(2) in the case of Transfer Restricted Securities, are accompanied by the following additional information and documents, as applicable:

(A) if such Definitive Securities are being delivered to the Security Registrar by a Securityholder for registration in the name of such Securityholder, without transfer, a certification from such Securityholder to that effect (in the form set forth on the reverse side of the Initial Security); or

(B) if such Definitive Securities are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Security); or

(C) if such Definitive Securities are being transferred pursuant to an exemption from registration in reliance upon an exemption from the registration requirements of the Securities Act, (x) a certification to that effect (in the form set forth on the reverse side of the Initial Security) and (y) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

(b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i) certification (in the form set forth on the reverse side of the Initial Security) that such Definitive Security is being transferred (1) to the Company, (2) to the Security Registrar for registration in the name of a Securityholder, without transfer, (3) pursuant to an effective registration statement under the Securities Act, (4) to a QIB in accordance with Rule 144A, (5) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act or (6) pursuant to another available exemption from registration provided by Rule 144 under the Securities Act; and

(ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the

7

aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then Outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate, a new Global Security in the appropriate principal amount.

(c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. Transfers by an owner of a beneficial interest in the Rule 144A Global Security to a transferee who takes delivery of such interest through the Regulation S Global Security, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification in the form provided on the reverse of the Initial Securities from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

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(iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d) Restrictions on Transfer of Regulation S Global Security. (i) Prior to the expiration of the Restricted Period, interests in the Temporary Regulation S Global Security may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in the Temporary Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (1) to the Company, (2) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (3) in an offshore transaction in accordance with Regulation S, (4) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act or (5) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Temporary Regulation S Global Security to a transferee who takes delivery of such interest through the Rule 144A Global Security shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period.

(ii) Upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of this Indenture.

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(e) Legend.

(i) Except as permitted by the following paragraphs (ii), (iii) or (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A SECURITIES: ONE YEAR] [IN THE CASE OF REGULATION S SECURITIES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION

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AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S SECURITIES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]”

Each Definitive Security shall bear the following additional legend:

“IN CONNECTION WITH ANY TRANSFER, THE HOLDER SHALL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

Each Temporary Regulation S Global Security shall bear the following additional legend:

“THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.”

(ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security, the Security Registrar shall permit the Securityholder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Securityholder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

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(iii) After a transfer of any Initial Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Security, all requirements pertaining to the Restricted Securities Legend on such Initial Securities shall cease to apply and the requirements that any such Initial Securities be issued in global form shall continue to apply.

(iv) Upon the consummation of a Registered Exchange Offer with respect to the Original or Additional Securities pursuant to which Securityholders of such Original or Additional Securities are offered Exchange Securities in exchange for their Original or Additional Securities, all requirements pertaining to Original or Additional Securities that Original or Additional Securities be issued in global form shall continue to apply, and Exchange Securities in global form without the Restricted Securities Legend shall be available to Securityholders that exchange such Original or Additional Securities in such Registered Exchange Offer.

(vi) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend shall cease to apply and the requirements requiring any such Initial Security be issued in global form shall continue to apply.

(vii) Any Additional Securities sold in a registered offering shall not be required to bear the Restricted Securities Legend.

(f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or cancelled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

(g) Obligations with Respect to Transfers and Exchanges of Securities.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Security Registrar’s request.

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(ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 2.06, 3.02, 4.10 and 9.04 of this Indenture).

(iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the paying agent or the Security Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest and Additional Interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the paying agent or the Security Registrar shall be affected by notice to the contrary.

(iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

(h) No Obligation of the Trustee

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Securityholders and all payments to be made to Securityholders under the Securities shall be given or made only to the registered Securityholders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any

13

Global Security) other than to require delivery of such certificates, opinions and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.4 Definitive Securities. (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 or issued in connection with a Registered Exchange Offer shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act, and, in either case, a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such event, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

(b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $2,000 and whole multiples of $1,000 thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(e), bear the Restricted Securities Legend.

(c) Subject to the provisions of Section 2.4(b), the registered Securityholder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Securityholder is entitled to take under this Indenture or the Securities.

(d) In the event of the occurrence of any of the events specified in Section 2.4(a)(i), (ii) or (iii), the Company shall promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

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EXHIBIT A-1

[FORM OF FACE OF INITIAL 2019 SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER

1

JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A SECURITIES: ONE YEAR] [IN THE CASE OF REGULATION S SECURITIES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S SECURITIES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

2

Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Temporary Regulation S Global Security shall bear the following additional legend:

THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

3

No.	$
CUSIP No.[ ]
ISIN No. [ ]

FREEPORT-MCMORAN INC.

6.125% Senior Notes due 2019

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on June 15, 2019 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on June 15 and December 15 of each year commencing June 15, 2017 at the rate of 6.125% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum; provided, however, that if a Registration Default (as defined in the 2019 Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Security at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. The amount of interest and Additional Interest, if any, payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest or Additional Interest, if any, is payable on this Security is not a Business Day, then payment of interest or Additional Interest, if any, payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or Additional Interest, if any, or other payment in respect of any such delay). The interest and Additional Interest, if any, installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security

4

(or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest and Additional Interest, if any, installment which shall be the June 1 or December 1 preceding such Interest Payment Date, except that interest and Additional Interest, if any, payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest and Additional Interest, if any, installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest and Additional Interest, if any, on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

6

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

8

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.125% Senior Notes due 2019

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

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[REVERSE SIDE OF INITIAL 2019 SECURITY]

FREEPORT-MCMORAN INC.

6.125% Senior Notes due 2019

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture, all indentures supplemental thereto and the 2019 Registration Rights Agreement (as defined in the Indenture) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest and Additional Interest, if any, accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest and Additional Interest, if any, following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

The Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on June 15 of the years indicated below:

Year	Redemption Price
2016	103.063%
2017	101.531%
2018 and thereafter	100.000%

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest and Additional Interest, if any, due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest or Additional Interest, if any, on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of

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the principal of or premium, if any, or interest and Additional Interest, if any, on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and Additional Interest, if any, and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest and Additional Interest, if any, on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of

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Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest and Additional Interest, if any, on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest and Additional Interest, if any, due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

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All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)          book-entry or          definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	to the Security Registrar for registration in the name of the Securityholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period; or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

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Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided, however, that if box (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

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EXHIBIT A-2

[FORM OF FACE OF INITIAL 2020 SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

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TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A SECURITIES: ONE YEAR] [IN THE CASE OF REGULATION S SECURITIES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S SECURITIES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

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Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Temporary Regulation S Global Security shall bear the following additional legend:

THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

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No.	$
CUSIP No. [ ]
ISIN No. [ ]

FREEPORT-MCMORAN INC.

6.50% Senior Notes due 2020

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on November 15, 2020 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on May 15 and November 15 of each year commencing May 15, 2017 at the rate of 6.50% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum; provided, however, that if a Registration Default (as defined in the 2020 Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Security at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. The amount of interest and Additional Interest, if any, payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest or Additional Interest, if any, is payable on this Security is not a Business Day, then payment of interest or Additional Interest, if any, payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or Additional Interest, if any, or other payment in respect of any such delay). The interest and Additional Interest, if any, installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered

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at the close of business on the regular record date for such interest and Additional Interest, if any, installment which shall be the May 1 or November 1 preceding such Interest Payment Date, except that interest and Additional Interest, if any, payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest and Additional Interest, if any, installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest and Additional Interest, if any, on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.50% Senior Notes due 2020

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

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[REVERSE SIDE OF INITIAL 2020 SECURITY]

FREEPORT-MCMORAN INC.

6.50% Senior Notes due 2020

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture, all indentures supplemental thereto and the 2020 Registration Rights Agreement (as defined in the Indenture) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest and Additional Interest, if any, accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest and Additional Interest, if any, following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

The Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on November 15 of the years indicated below:

Year	Redemption Price
2016	103.500%
2017	101.875%
2018 and thereafter	100.000%

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest and Additional Interest, if any, due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest or Additional Interest, if any, on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of

2

the principal of or premium, if any, or interest and Additional Interest, if any, on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and Additional Interest, if any, and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest and Additional Interest, if any, on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of

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Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest and Additional Interest, if any, on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest and Additional Interest, if any, due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

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All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)          book-entry or          definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	to the Security Registrar for registration in the name of the Securityholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period; or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

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Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided, however, that if box (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

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EXHIBIT A-3

[FORM OF FACE OF INITIAL 2021 SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

1

TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A SECURITIES: ONE YEAR] [IN THE CASE OF REGULATION S SECURITIES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S SECURITIES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

2

Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Temporary Regulation S Global Security shall bear the following additional legend:

THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

3

No.	$

CUSIP No.[ ]
ISIN No. [ ]

FREEPORT-MCMORAN INC.

6.625% Senior Notes due 2021

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on May 1, 2021 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on May 1 and November 1 of each year commencing May 1, 2017 at the rate of 6.625% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum; provided, however, that if a Registration Default (as defined in the 2021 Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Security at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. The amount of interest and Additional Interest, if any, payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest or Additional Interest, if any, is payable on this Security is not a Business Day, then payment of interest or Additional Interest, if any, payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or Additional Interest, if any, or other payment in respect of any such delay). The interest and Additional Interest, if any, installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered

4

at the close of business on the regular record date for such interest and Additional Interest, if any, installment which shall be the April 15 or October 15 preceding such Interest Payment Date, except that interest and Additional Interest, if any, payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest and Additional Interest, if any, installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest and Additional Interest, if any, on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

6

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.625% Senior Notes due 2021

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

9

[REVERSE SIDE OF INITIAL 2021 SECURITY]

FREEPORT-MCMORAN INC.

6.625% Senior Notes due 2021

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture, all indentures supplemental thereto and the 2021 Registration Rights Agreement (as defined in the Indenture) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest and Additional Interest, if any, accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest and Additional Interest, if any, following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

The Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on May 1 of the years indicated below:

Year	Redemption Price
2016	103.563%
2017	102.458%
2018	101.354%
2019 and thereafter	100.000%

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest and Additional Interest, if any, due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest or Additional Interest, if any, on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of

2

the principal of or premium, if any, or interest and Additional Interest, if any, on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and Additional Interest, if any, and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest and Additional Interest, if any, on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of

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Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest and Additional Interest, if any, on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest and Additional Interest, if any, due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

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All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)          book-entry or          definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	to the Security Registrar for registration in the name of the Securityholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period; or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

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Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided, however, that if box (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature
Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

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EXHIBIT A-4

[FORM OF FACE OF INITIAL 2022 SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

1

TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A SECURITIES: ONE YEAR] [IN THE CASE OF REGULATION S SECURITIES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S SECURITIES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

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Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Temporary Regulation S Global Security shall bear the following additional legend:

THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

3

No.	$

CUSIP No.[            ]

ISIN No. [            ]

FREEPORT-MCMORAN INC.

6.75% Senior Notes due 2022

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on February 1, 2022 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on February 1 and August 1 of each year commencing February 1, 2017 at the rate of 6.75% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum; provided, however, that if a Registration Default (as defined in the 2022 Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Security at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. The amount of interest and Additional Interest, if any, payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest or Additional Interest, if any, is payable on this Security is not a Business Day, then payment of interest or Additional Interest, if any, payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or Additional Interest, if any, or other payment in respect of any such delay). The interest and Additional Interest, if any, installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered

4

at the close of business on the regular record date for such interest and Additional Interest, if any, installment which shall be the January 15 or July 15 preceding such Interest Payment Date, except that interest and Additional Interest, if any, payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest and Additional Interest, if any, installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest and Additional Interest, if any, on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

6

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.75% Senior Notes due 2022

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

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[REVERSE SIDE OF INITIAL 2022 SECURITY]

FREEPORT-MCMORAN INC.

6.75% Senior Notes due 2022

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture, all indentures supplemental thereto and the 2023 Registration Rights Agreement (as defined in the Indenture) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest and Additional Interest, if any, accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest and Additional Interest, if any, following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

Except as described below, the Securities of this series are not redeemable until February 1, 2018. On an after February 1, 2018, the Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on February 1 of the years indicated below:

Year	Redemption Price
2018	103.375%
2019	102.250%
2020	101.125%
2021 and thereafter	100.000%

The Securities of this series will also be redeemable, in whole or in part, at the Company’s option at any time or from time to time, prior to February 1, 2018, at the applicable Make-Whole Price (as defined below), in accordance with the provisions of the Indenture.

“Make-Whole Price” with respect to any Securities of this series to be redeemed, means an amount equal to the greater of:

(1) 100% of the principal amount of such Securities; and

(2) the sum of the present values of (a) the Redemption Price of such Securities at February 1, 2018 (as set forth above) and (b) the remaining scheduled payments of interest from the Redemption Date to February 1, 2018 (not including any portion of such payments of interest accrued as of the Redemption Date) discounted back to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 50 basis points;

plus, in the case of both (1) and (2), accrued and unpaid interest on such Securities to the Redemption Date.

Unless the Company defaults in payment of the Make-Whole Price, on and after the applicable Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of

2

purchase, subject to the rights of holders of Securities on the relevant record date to receive interest and Additional Interest, if any, due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest or Additional Interest, if any, on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest and Additional Interest, if any, on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and Additional Interest, if any, and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest and Additional Interest, if any, on this Security at the time and place and at the rate and in the money herein prescribed.

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The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest and Additional Interest, if any, on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

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Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest and Additional Interest, if any, due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)          book-entry or          definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	to the Security Registrar for registration in the name of the Securityholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period; or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

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Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided, however, that if box (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:                      Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

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EXHIBIT A-5

[FORM OF FACE OF INITIAL 2023 SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

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TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A SECURITIES: ONE YEAR] [IN THE CASE OF REGULATION S SECURITIES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S SECURITIES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

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Each Definitive Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Temporary Regulation S Global Security shall bear the following additional legend:

THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

3

No.	$

CUSIP No.[ ]
ISIN No. [ ]

FREEPORT-MCMORAN INC.

6.875% Senior Notes due 2023

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [            ] dollars ($[            ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on February 15, 2023 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on February 15 and August 15 of each year commencing February 15, 2017 at the rate of 6.875% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum; provided, however, that if a Registration Default (as defined in the 2023 Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Security at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. The amount of interest and Additional Interest, if any, payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest or Additional Interest, if any, is payable on this Security is not a Business Day, then payment of interest or Additional Interest, if any, payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or Additional Interest, if any, or other payment in respect of any such delay). The interest and Additional Interest, if any, installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered

4

at the close of business on the regular record date for such interest and Additional Interest, if any, installment which shall be the February 1 or August 1 preceding such Interest Payment Date, except that interest and Additional Interest, if any, payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest and Additional Interest, if any, installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest and Additional Interest, if any, on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest and Additional Interest, if any, on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.875% Senior Notes due 2023

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

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[REVERSE SIDE OF INITIAL 2023 SECURITY]

FREEPORT-MCMORAN INC.

6.875% Senior Notes due 2023

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture, all indentures supplemental thereto and the 2023 Registration Rights Agreement (as defined in the Indenture) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest and Additional Interest, if any, accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest and Additional Interest, if any, following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

Except as described below, the Securities of this series are not redeemable until February 15, 2020. On an after February 15, 2020, the Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on February 15 of the years indicated below:

Year	Redemption Price
2020	103.438%
2021	102.292%
2022	101.146%

The Securities of this series will also be redeemable, in whole or in part, at the Company’s option at any time or from time to time, prior to February 15, 2020, at the applicable Make-Whole Price (as defined below), in accordance with the provisions of the Indenture.

“Make-Whole Price” with respect to any Securities of this series to be redeemed, means an amount equal to the greater of:

(1) 100% of the principal amount of such Securities; and

(2) the sum of the present values of (a) the Redemption Price of such Securities at February 15, 2020 (as set forth above) and (b) the remaining scheduled payments of interest from the Redemption Date to February 15, 2020 (not including any portion of such payments of interest accrued as of the Redemption Date) discounted back to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 50 basis points;

plus, in the case of both (1) and (2), accrued and unpaid interest on such Securities to the Redemption Date.

Unless the Company defaults in payment of the Make-Whole Price, on and after the applicable Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of

2

purchase, subject to the rights of holders of Securities on the relevant record date to receive interest and Additional Interest, if any, due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest or Additional Interest, if any, on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest and Additional Interest, if any, on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and Additional Interest, if any, and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest and Additional Interest, if any, on this Security at the time and place and at the rate and in the money herein prescribed.

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The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest and Additional Interest, if any, on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

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Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest and Additional Interest, if any, due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)          book-entry or          definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	to the Security Registrar for registration in the name of the Securityholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period; or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

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Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided, however, that if box (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:                      Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

9

EXHIBIT B-1

[FORM OF FACE OF 2019 EXCHANGE SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

1

No.	$

CUSIP No.[            ]

ISIN No. [            ]

FREEPORT-MCMORAN INC.

6.125% Senior Notes due 2019

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on June 15, 2019 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on June 15 and December 15 of each year commencing June 15, 2017 at the rate of 6.125% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the June 1 or December 1 preceding such Interest Payment Date, except that interest payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the

2

person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.125% Senior Notes due 2019

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

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[REVERSE SIDE OF 2019 EXCHANGE SECURITY]

FREEPORT-MCMORAN INC.

6.125% Senior Notes due 2019

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

The Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on June 15 of the years indicated below:

Year	Redemption Price
2016	103.063%
2017	101.531%
2018 and thereafter	100.000%

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Securities, in which case, each such affected series

2

voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during

3

such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

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All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

5

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

6

EXHIBIT B-2

[FORM OF FACE OF 2020 EXCHANGE SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

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No.	$

CUSIP No.[ ]
ISIN No. [ ]

FREEPORT-MCMORAN INC.

6.50% Senior Notes due 2020

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on November 15, 2020 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on May 15 and November 15 of each year commencing May 15, 2017 at the rate of 6.50% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the May 1 or November 1 preceding such Interest Payment Date, except that interest payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the

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person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest: By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.50% Senior Notes due 2020

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

7

[REVERSE SIDE OF 2020 EXCHANGE SECURITY]

FREEPORT-MCMORAN INC.

6.50% Senior Notes due 2020

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

The Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on November 15 of the years indicated below:

Year	Redemption Price
2016	103.500%
2017	101.875%
2018 and thereafter	100.000%

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Securities, in which case, each such affected series

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voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during

3

such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

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All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:                      Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

6

EXHIBIT B-3

[FORM OF FACE OF 2021 EXCHANGE SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

1

No.	$

CUSIP No.[            ]

ISIN No. [            ]

FREEPORT-MCMORAN INC.

6.625% Senior Notes due 2021

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on May 1, 2021 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on May 1 and November 1 of each year commencing May 1, 2017 at the rate of 6.625% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the April 15 or October 15 preceding such Interest Payment Date, except that interest payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the

2

person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest: By:
Name:
Title:

4

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

5

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

6

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.625% Senior Notes due 2021

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

7

[REVERSE SIDE OF 2021 EXCHANGE SECURITY]

FREEPORT-MCMORAN INC.

6.625% Senior Notes due 2021

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

The Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on May 1 of the years indicated below:

Year	Redemption Price
2016	103.563%
2017	102.458%
2018	101.354%
2019 and thereafter	100.000%

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Securities, in which case, each such affected series

2

voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company and the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during

3

such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

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All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

5

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:                      Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

6

EXHIBIT B-4

[FORM OF FACE OF 2022 EXCHANGE SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

1

No.                                                                                                                                                                                                          $

CUSIP No.[        ]

ISIN No. [        ]

FREEPORT-MCMORAN INC.

6.75% Senior Notes due 2022

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on February 1, 2022 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on February 1 and August 1 of each year commencing February 1, 2017 at the rate of 6.75% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the January 15 or July 15 preceding such Interest Payment Date, except that interest payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election, (i) to the

2

person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

3

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest: By:
Name:
Title:

4

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

5

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

6

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.75% Senior Notes due 2022

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

7

[REVERSE SIDE OF 2022 EXCHANGE SECURITY]

FREEPORT-MCMORAN INC.

6.75% Senior Notes due 2022

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

Except as described below, the Securities of this series are not redeemable until February 1, 2018. On an after February 1, 2018, the Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on February 1 of the years indicated below:

Year	Redemption Price
2018	103.375%
2019	102.250%
2020	101.125%
2021 and thereafter	100.000%

The Securities of this series will also be redeemable, in whole or in part, at the Company’s option at any time or from time to time, prior to February 1, 2018, at the applicable Make-Whole Price (as defined below), in accordance with the provisions of the Indenture.

“Make-Whole Price” with respect to any Securities of this series to be redeemed, means an amount equal to the greater of:

(1) 100% of the principal amount of such Securities; and

(2) the sum of the present values of (a) the Redemption Price of such Securities at February 1, 2018 (as set forth above) and (b) the remaining scheduled payments of interest from the Redemption Date to February 1, 2018 (not including any portion of such payments of interest accrued as of the Redemption Date) discounted back to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 50 basis points;

plus, in the case of both (1) and (2), accrued and unpaid interest on such Securities to the Redemption Date.

Unless the Company defaults in payment of the Make-Whole Price, on and after the applicable Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

2

The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

3

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

4

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

5

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:                      Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

6

EXHIBIT B-5

[FORM OF FACE OF 2023 EXCHANGE SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

1

No.	$

CUSIP No.[            ]

ISIN No. [            ]

FREEPORT-MCMORAN INC.

6.875% Senior Notes due 2023

FREEPORT-MCMORAN INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or its registered assigns, the principal sum of [        ] dollars ($[        ]) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on February 15, 2023 and to pay interest on said principal sum from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on February 15 and August 15 of each year commencing February 15, 2017 at the rate of 6.875% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the February 1 or August 1 preceding such Interest Payment Date, except that interest payable at maturity shall be paid to the same person to whom principal of the Security is payable. Any such interest installment that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date by virtue of having been such registered holder, and such Defaulted Interest shall be paid by the Company, at its election,

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(i) to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, so long as the registered holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Security shall be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, senior and unsecured and shall rank in right of payment on parity with all other senior unsecured obligations of the Company.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 13, 2016

FREEPORT-MCMORAN INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By

     Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Security of Freeport-McMoRan Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

FREEPORT-MCMORAN INC.

6.875% Senior Notes due 2023

The initial aggregate principal amount of this Global Security is $[        ]. The following increases or decreases in this Global Security have been made:

No:

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

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[REVERSE SIDE OF 2023 EXCHANGE SECURITY]

FREEPORT-MCMORAN INC.

6.875% Senior Notes due 2023

This Security is one of a duly authorized series of Securities (referred to in the Indenture (hereafter defined)), of the Company (herein sometimes referred to as the “Securities”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Indenture”) dated as of December 13, 2016, among the Company, Freeport-McMoRan Oil & Gas LLC, as Guarantor (the “Guarantor”) and U.S. Bank National Association, as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Securities. The initial aggregate principal amount of the Securities is $[        ]. There is no limit upon the aggregate principal amount of Securities of this series that may be authenticated and delivered under the Indenture. The Company may, from time to time, without notice to or the consent of the holders hereof, create and issue Additional Securities of this series ranking equally and ratably with the Securities in all respects (other than the issue price, the date of the issuance, the payment of interest accruing prior to the issue date of such Additional Securities and, in some cases, the first payment of interest following the issue date of such Additional Securities). Any such Additional Securities shall be consolidated and form a single series with the Securities of the series initially issued, including for purposes of voting, waivers, amendments, redemptions and offers to purchase; provided, however, that in the event that any Additional Securities are not fungible with the Securities of the series initially issued for U.S. Federal income tax purposes, such nonfungible Additional Securities shall be issued with a separate CUSIP, ISIN or Common Code number so that they are distinguishable from the Securities initially issued.

Except as described below, the Securities of this series are not redeemable until February 15, 2020. On an after February 15, 2020, the Company may redeem all or a part of the Securities of this series, from time to time upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Securities of this series to be redeemed to the applicable Redemption Date (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on February 15 of the years indicated below:

Year	Redemption Price
2020	103.438%
2021	102.292%
2022	101.146%

The Securities of this series will also be redeemable, in whole or in part, at the Company’s option at any time or from time to time, prior to February 15, 2020, at the applicable Make-Whole Price (as defined below), in accordance with the provisions of the Indenture.

“Make-Whole Price” with respect to any Securities of this series to be redeemed, means an amount equal to the greater of:

(1) 100% of the principal amount of such Securities; and

(2) the sum of the present values of (a) the Redemption Price of such Securities at February 15, 2020 (as set forth above) and (b) the remaining scheduled payments of interest from the Redemption Date to February 15, 2020 (not including any portion of such payments of interest accrued as of the Redemption Date) discounted back to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 50 basis points;

plus, in the case of both (1) and (2), accrued and unpaid interest on such Securities to the Redemption Date.

Unless the Company defaults in payment of the Make-Whole Price, on and after the applicable Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.

In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities, the Company shall (with a copy provided to the Trustee), or shall cause the Trustee to, give notice of such redemption to holders of the Securities to be redeemed by mailing, first class postage prepaid (or, when the Securities are in the form of Global Securities, sending electronically pursuant to the applicable procedures of DTC), a notice of such redemption not less than 30 days and not more than 60 days before the Redemption Date to such holders at their last addresses as they shall appear upon the Security Register. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Security designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Security.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Section 3.04 of the Indenture by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Securities shall have the right to require the Company to purchase all or a portion of such holder’s Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date as provided in, and subject to the terms of, the Indenture.

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The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) reduce the rate of or extend the time for payment of interest on any Security; (ii) reduce the principal of or extend the fixed maturity of any Securities of any series; (iii) reduce any premium payable upon the redemption of any Security; (iv) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture other than in accordance with the terms of the Indenture; or (v) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any amendment or supplement. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class except with respect to a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Securities, in which case, each such affected series voting as a separate class), on behalf of the holders of all of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture or established pursuant to the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of any such series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee in accordance with the Indenture). Except as provided in the Indenture, any such action taken by the registered holder of this Security shall be conclusive and binding upon such holder and upon all future holders and owners of this Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantor, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

The Company and the Guarantor are subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Securities. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants

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contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of its obligations under Article 7 of the Indenture. If an Event of Default as defined in the Indenture with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the holders of not less than 25% in principal amount of the Outstanding Securities (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute such action, suit or proceeding in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, the Trustee shall have failed to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity and during such 60 day period, the Trustee shall not have received from the holders of a majority in principal amount of the Securities at the time Outstanding (voting as provided in Section 6.04(b) of the Indenture) conflicting directions with such request. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or

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writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Indenture, or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

The Securities are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities so issued are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) and not defined herein shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.

THE INDENTURE AND THE SECURITIES INCLUDING THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 (Change of Control) of the Indenture, check the box:

Change of Control  ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount ($2,000 or a whole multiple of $1,000 in excess thereof):

$

Date:                      Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Signature

Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

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EXHIBIT C

[FORM OF GUARANTEE AGREEMENT]

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of             ,          among [GUARANTOR] (the “New Guarantor”), a subsidiary of FREEPORT-MCMORAN INC. (or its successor), a Delaware corporation (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS the Company [and the existing Subsidiary Guarantor[s]] (as defined in the Indenture referred to below) have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”) dated as of December 13, 2016, [as supplemented,] providing for the issuance of the Company’s 6.125% Senior Notes due 2019, 6.50% Senior Notes due 2020, 6.625% Senior Notes due 2021, 6.75% Senior Notes due 2022 and 6.875% Senior Notes due 2023 (collectively, the “Securities”);

WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Company’s obligations under the Securities pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows (capitalized terms used herein and not defined shall have the meaning ascribed to them in the Indenture):

1. Agreement to Guarantee. The New Guarantor hereby agrees[, jointly and severally with all the existing Subsidiary Guarantor[s],] to unconditionally guarantee the Company’s obligations under the Securities on the terms and subject to the conditions set forth in Article 13 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

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2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

3. Governing Law. This Supplemental Indenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State

4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

5. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

[NEW GUARANTOR],

by
Name:
Title:

FREEPORT-MCMORAN INC.,

by
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee,

by
Name:
Title:

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EXHIBIT D

[CERTIFICATE OF BENEFICIAL OWNERSHIP]

[COMPLETE FORM I OR FORM II AS APPLICABLE.]

[FORM I]

Certificate of Beneficial Ownership

To:	[U.S. Bank National Association

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Attention: Global Corporate Trust Services] OR

[Euroclear Bank S.A./N.V., as operator of the Euroclear System] OR

[Clearstream Banking SA]

Re:	Freeport-McMoRan Inc. (the “Company”)
% Senior Notes due (the “Notes”) issued under the Indenture (the “Indenture”) dated as of December 13, 2016 relating to the Notes

Ladies and Gentlemen:

We are the beneficial owner of $         principal amount of Notes issued under the Indenture and represented by a Temporary Regulation S Global Security (as defined in the Indenture).

We hereby certify as follows:

[CHECK A OR B AS APPLICABLE.]

☐	A.	We are a non-U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended).

☐	B.	We are a U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended) that purchased the Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

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Very truly yours,

[NAME OF BENEFICIAL OWNER]

By:
Name:
Title:
Address:

Date:

[FORM II]

Certificate of Beneficial Ownership

To:	U.S. Bank National Association 8 Greenway Plaza, Suite 1100 Houston, Texas 77046 Attention: Global Corporate Trust Services
Re:	Freeport-McMoRan Inc. (the “Company”)
% Senior Notes due (the “Notes”) issued under the Indenture (the “Indenture”) dated as of December 13, 2016 relating to the Notes

Ladies and Gentlemen:

This is to certify that based solely on certifications we have received in writing, by tested telex or by electronic transmission from Institutions appearing in our records as persons being entitled to a portion of the principal amount of Notes represented by a Temporary Regulation S Global Security issued under the above-referenced Indenture, that as of the date hereof, $         principal amount of Notes represented by the Temporary Regulation S Global Security being submitted herewith for exchange is beneficially owned by persons that are either (i) non-U.S. persons (within the meaning of Regulation S under the Securities Act of 1933, as amended) or (ii) U.S. persons that purchased the Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

We further certify that (i) we are not submitting herewith for exchange any portion of such Temporary Regulation S Global Security excepted in such certifications and (ii) as of the date hereof we have not received any notification from any Institution to the effect that the statements made by such Institution with respect to any portion of such Temporary Regulation S Global Security submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

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You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Yours faithfully,

[EUROCLEAR BANK S.A./N.V., as operator of the Euroclear System] OR [CLEARSTREAM BANKING SA]

By:
Name:
Title:
Address:

Date:

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